                                                                 EXHIBIT 10.1(B)
                                                                         TO 10-Q
                                                                         -------



                                   AGREEMENT



                                       OF



                              LIMITED PARTNERSHIP



                                       OF



                  ARGYLE TELEVISION INVESTORS (FOREIGN), L.P.

                               TABLE OF CONTENTS
                                                                            Page

                                   ARTICLE I
FORMATION OF THE PARTNERSHIP..............................................   2
     Section 1.1     Formation of the Partnership..........................  2
     Section 1.2     Name..................................................  2
     Section 1.3     Business of the Partnership...........................  3
     Section 1.4     Location of Principal Place of Business...............  3
     Section 1.5     Name and Business Address of General Partner..........  3
     Section 1.6     Term..................................................  3

                                   ARTICLE II

DEFINITIONS................................................................  4
                                  ARTICLE III

CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS................................. 14
     Section 3.3     Additional Capital Contributions by Partners.......... 14
     Section 3.4     Form of Contribution.................................. 18
     Section 3.5     Interest on Capital Contributions..................... 18
     Section 3.6     Withdrawal and Return of Capital Contributions........ 18

                                   ARTICLE IV

ALLOCATION OF NET INCOME AND NET LOSS...................................... 18
     Section 4.1     Allocation of Net Income and Net Loss................. 18
     Section 4.2     Other Allocation Provisions........................... 21
     Section 4.3.    Allocations for Income Tax Purposes................... 24
     Section 4.3     Withholding........................................... 24

                                   ARTICLE V

DISTRIBUTIONS; WITHDRAWALS................................................. 25
     Section 5.1     Distributions Generally............................... 25
     Section 5.2     Tax Distributions..................................... 26
     Section 5.3     Withdrawal Rights..................................... 26
     Section 5.4     Limitations on Distributions.......................... 26
     Section 5.5     Distributions Upon Withdrawal......................... 26
     Section 5.6     Reserves.............................................. 27

                                  ARTICLE VI

BOOKS OF ACCOUNT, RECORDS AND REPORTS, INFORMATION
REGARDING THE HOLDING COMPANY, FISCAL YEAR................................. 27
     Section 6.1     Books and Records..................................... 27
     Section 6.2     Reports............................................... 28
     Section 6.3     Fiscal Year........................................... 28


                                  ARTICLE VII

POWERS, RIGHTS AND DUTIES OF THE LIMITED PARTNERS.......................... 28
     Section 7.1     Limitations........................................... 28
     Section 7.2     Liability............................................. 28
     Section 7.3     Priority.............................................. 29


                                  ARTICLE VIII

POWERS, RIGHTS AND DUTIES OF THE GENERAL PARTNER........................... 29
     Section 8.1     Authority............................................. 29
     Section 8.2     Powers and Duties of General Partner.................. 29
     Section 8.3     Partnership Funds..................................... 31
     Section 8.4     Transactions with Affiliates.......................... 31
     Section 8.5     Other Activities and Competition...................... 31
     Section 8.6     Nature and Validity of Transactions with General
                      Partner and Affiliates............................... 32
     Section 8.7     Exculpation........................................... 32
     Section 8.8     Limits on General Partner's Powers.....................33
     Section 8.9     Tax Matters Partner................................... 34
     Section 8.10    Indemnification of General Partner.................... 34
     Section 8.11    Expenses.............................................. 34
     Section 8.12    Management Fee and Portfolio Fees..................... 35
     Section 8.13    Advisory Committee.................................... 37


                                   ARTICLE IX

TRANSFERS OF INTERESTS BY PARTNERS......................................... 38
     Section 9.1     General............................................... 38
     Section 9.2     Transfer of Interest of General Partner............... 38
     Section 9.3     Transfer of Interest of Limited Partners.............. 39
     Section 9.4     Further Requirements.................................. 40
     Section 9.5     Consequences of Transfers Generally................... 41
     Section 9.6     Capital Account....................................... 42
     Section 9.7     Additional Filings.................................... 42
     Section 9.8     Removal of General Partner............................ 42

                                   ARTICLE X

WITHDRAWAL OF PARTNERS; TERMINATION OF PARTNERSHIP;
LIQUIDATION AND DISTRIBUTION OF ASSETS..................................... 43
     Section 10.1    Withdrawal of Partners................................ 43
     Section 10.2    Dissolution of Partnership............................ 43
     Section 10.3    Distribution in Liquidation........................... 45
     Section 10.4    Final Reports......................................... 46
     Section 10.5    Rights of Limited Partners............................ 46
     Section 10.6    Deficit Restoration; General Partner Contribution;
                      General Partner Payment.............................. 47
     Section 10.7    Termination........................................... 48


                                   ARTICLE XI

ADMISSION OF ADDITIONAL LIMITED PARTNERS................................... 48
     Section 11.1    Admission of Additional Limited Partners.............. 48


                                  ARTICLE XII

NOTICES AND VOTING......................................................... 49
     Section 12.1    Notices............................................... 49
     Section 12.2    Voting................................................ 49


                                  ARTICLE XIII

AMENDMENT OF PARTNERSHIP AGREEMENT
AND POWER OF ATTORNEY...................................................... 50
     Section 13.1    Amendments............................................ 50
     Section 13.2    Amendment of Certificate.............................. 50
     Section 13.3    Power of Attorney..................................... 50


                                  ARTICLE XIV

FCC PROVISIONS............................................................. 51
     Section 14.1    Foreign Ownership..................................... 51
     Section 14.2    Transfer of Partnership Interest...................... 52
     Section 14.3    FCC Certifications.................................... 52
     Section 14.4    Media Ownership....................................... 53
     Section 14.5    Other Restrictions and Powers......................... 54


                                   ARTICLE XV

MISCELLANEOUS.............................................................. 55
     Section 15.1.   Computations.......................................... 55
     Section 15.2.   Entire Agreement...................................... 55
     Section 15.3.   Governing Law......................................... 55

     Section 15.4.   Effect................................................ 55
     Section 15.5.   Pronouns and Number................................... 55
     Section 15.6.   Captions.............................................. 55
     Section 15.7.   Partial Enforceability................................ 55
     Section 15.8.   Counterparts.......................................... 56
     Section 15.9.   Certain Indemnification............................... 56
     Section 15.10.  Waiver of Partition................................... 56

SCHEDULE A     Names, Addresses, Initial Capital Contributions and Capital
               Commitments of Partners

SCHEDULE B     Instrument of Transfer

SCHEDULE C     Initial Adjusted Capital Contribution Amounts

SCHEDULE D     Initial Adjusted Capital Account Amount

SCHEDULE E     Cash Contributions

                                   AGREEMENT
                             OF LIMITED PARTNERSHIP

                                       OF

                  ARGYLE TELEVISION INVESTORS (FOREIGN), L.P.


     AGREEMENT OF LIMITED PARTNERSHIP of Argyle Television Investors (Foreign), L.P. ("Partnership"), dated as of July 1, 1997, among ATI General Partner,
       -----------
L.P., a Delaware limited partnership ("ATIGP"), as general partner, and those
                                       -----
persons listed as limited partners on Schedule A attached hereto this Agreement
                                      ----------
of Limited Partnership.

     WHEREAS, Argyle Television, Inc., a Delaware corporation ("Argyle") entered into an Agreement and Plan of Merger dated as of March 26, 1997, with The Hearst Corporation, a Delaware corporation ("Hearst"), HAT Merger Sub, Inc., a Delaware corporation and HAT Contribution Sub, Inc., a Delaware corporation (the "Merger Agreement"); and

     WHEREAS, Argyle Television Investors, L.P. (the "ATI Partnership") is the holder of 6,600,000 shares of Series C Common Stock of Argyle, par value $.01 per share ("ATI Series C Common Stock"), which stock is nonvoting stock of Argyle; and

     WHEREAS, the ATI Series C Common Stock is convertible into 6,600,000 shares of Series A Common Stock of Argyle, par value $.01 per share ("ATI Series A Common Stock"), which stock is voting stock of Argyle; and

     WHEREAS, Contemporaneously with Argyle's execution of the Merger Agreement, the ATI Partnership, ATIGP and Hearst entered into that certain Voting Agreement dated as of March 26, 1997 (the "ATI Voting Agreement"); and

     WHEREAS, the ATI Voting Agreement contemplates that the ATI Partnership will convert the ATI Series C Common Stock into ATI Series A Common Stock prior to the record date for the shareholder vote approving the Merger Agreement (the "Record Date"); and

     WHEREAS, pursuant to Section 14.1 of the Amended and Restated Agreement of Limited Partnership of Argyle Television Investors, L.P. (the "ATI Partnership Agreement") the ATI Partnership is required to distribute to its current Foreign Limited Partners (as such term is defined in the ATI Partnership Agreement) and will distribute to certain other partners certain shares of ATI Series C Common Stock (the "Foreign Series C Common Stock") prior to the conversion of the ATI Series C Common Stock into ATI Series A Common Stock (the "Foreign Series A Common Stock"); and

     WHEREAS, the ATI Voting Agreement contemplates that the shares of ATI Series C Common Stock distributed to the Foreign Limited Partners will be contributed by such Foreign Limited Partners to the Partnership; and

     WHEREAS, the Foreign Series C Common Stock contributed to the Partnership will be converted into Foreign Series A Common Stock prior to the Record Date; and

     WHEREAS, the ATI Voting Agreement provides that the Partnership, ATIGP and Hearst will enter into a Voting Agreement in the form attached as Exhibit A to the ATI Voting Agreement; and

     WHEREAS, ATIGP and the ATI Partnership have adopted a plan of liquidation of the ATI Partnership providing for the distribution of the ATI Series A Common Stock to the partners of the ATI Partnership in accordance with the terms of the ATI Partnership Agreement, which plan of liquidation applies to both the ATI Partnership and the Partnership (the "Liquidation Plan"); and

     WHEREAS, the Certificate of Limited Partnership of the Partnership was filed with the Office of the Secretary of State of Delaware on June 30, 1997; and

     WHEREAS, the Partners desire to enter into this Partnership Agreement for the purpose of holding the Foreign Series C Common Stock and the Foreign Series A Common Stock, and voting such Foreign Series A Common Stock, until the effectuation of the Liquidation Plan;

     In consideration of the mutual covenants set forth herein and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Partners hereby agree as follows:

                                   ARTICLE I

                          FORMATION OF THE PARTNERSHIP

     Section 1.1  Formation of the Partnership.  The Partnership is formed as a
                  ----------------------------
limited partnership under the Revised Uniform Act (as defined below). The Certificate (as defined below) was filed with the Office of the Secretary of State of Delaware on June 30, 1997. The General Partner (as defined below), for itself and as agent for the Limited Partners (as defined below), shall accomplish all filing, recording, publishing and other acts necessary or appropriate for compliance with all the requirements for operation of the Partnership under this Agreement and the Revised Uniform Act and under all other laws of the State of Delaware and such other jurisdictions in which the General Partner determines that the Partnership may conduct business. Each Limited Partner admitted to the Partnership by the General Partner shall promptly execute all relevant certificates and other documents as the General Partner shall request.

     Section 1.2  Name.  The name of the Partnership is "Argyle Television
                  ----
Investors (Foreign), L.P.", as such name may be modified from time to time by the General Partner following written notice to the Limited Partners. The General Partner may adopt one or more fictitious names for use by the Partnership.

     Section 1.3  Business of the Partnership.  Subject to the limitations on
                  ---------------------------
the activities of the Partnership otherwise specified in this Agreement and consistent with the Liquidation Plan, the Partnership is organized for the following objectives and purposes:

          (a) To acquire direct or indirect interests in broadcast television stations and in related businesses, including without limitation the acquisition of direct or indirect equity, debt or other (including without limitation general partner) interests in corporations, limited liability companies, partnerships or other entities involved, directly or indirectly, in the ownership of broadcast television stations and in related businesses; and,

          (b) To enter into, make and perform all contracts and other undertakings, and engage in all activities and transactions as the General Partner may reasonably deem incidental to or necessary or advisable to the carrying out of the foregoing objectives and purposes.

     Section 1.4  Location of Principal Place of Business.  The location of the
                  ---------------------------------------
principal place of business of the Partnership shall be 200 Concord Plaza, Suite 700, San Antonio, Texas 78216, or such other location as may be determined by the General Partner. The General Partner may change the location of the principal place of business by notice in writing to the Limited Partners. In addition, the Partnership may maintain such other offices as the General Partner may deem advisable at any other place or places within or without the United States.

     Section 1.5  Name and Business Address of General Partner.  The name,
                  --------------------------------------------
business address and telecopy number of the General Partner is:

                    ATI General Partner, L.P.
                    200 Concord Plaza
                    Suite 700
                    San Antonio, Texas  78216
                    Telecopy No.:  (210) 828-7300
                    Attention: Bob Marbut

The General Partner may, from time to time, upon prior notice to the Limited Partners, change its name, business address or telecopy number.

     Section 1.6  Term.  The term of the Partnership commenced on July 1, 1997
                  ----
and shall terminate on March 31, 2005, unless extended, at the discretion of the General Partner, for one or more additional periods, the last of which shall end not later than March 31, 2007, or unless the Partnership is earlier dissolved and terminated in accordance with this Agreement, including, but without limitation, pursuant to the Liquidation Plan. If the General Partner elects to extend the term of the Partnership, it shall give written notice of such extension, specifying the date to which the term has been extended, to the Limited Partners prior to the end of the current term.

                                  ARTICLE II

                                  DEFINITIONS

     "Accountants" means such "big six" accounting firm as shall be engaged from
      -----------
time to time by the General Partner for the Partnership.

     "Additional Limited Partner" means any Person admitted to the Partnership
      --------------------------
as an additional Limited Partner under Article XI.
                                       -----------

     "Adjusted Capital Account" has the meaning set forth in Section 4.2.
      ------------------------                               -----------

     "Adjusted Capital Contribution Amount" means, as of any date with respect
      ------------------------------------
to any Partner, the amount set forth on Exhibit C opposite such Partner's name in the column headed "Initial Adjusted Capital Contribution Amount", plus the aggregate Net Capital Contributions (not including Capital Contributions pursuant to Section 3.1) made by such Partner after the formation of the
            -----------
Partnership and on or prior to such date, less all distributions after the formation of the Partnership and previously made to that Partner pursuant to

Section 5.1(a) or deemed made to that Partner pursuant to Section 5.1(a)
--------------                                            --------------
pursuant to the third sentence of Section 5.2, subject to adjustment pursuant to
                                  -----------
Section 3.3(e)(ii), provided that if amounts are returned to any Partner
------------------
pursuant to Section 3.3(a) the Adjusted Capital Contribution Amount shall be
            --------------
calculated taking into account any reduction in Net Capital Contributions.


     "Adjusted Capital Credit Amount" means, as of any date with respect to any
      ------------------------------
Partner, the amount set forth on Exhibit D opposite such Partner's name in the column headed "Initial Adjusted Capital Credit Amount", plus the aggregate Net Capital Contributions (not including Capital Contributions pursuant to Section
                                                                       -------
3.1) made by such Partner after the formation of the Partnership and on or prior
---
to such date, less all distributions after the formation of the partnership and previously made to that Partner pursuant to Section 5.1(a) or deemed made to
                                            --------------
that Partner pursuant to Section 5.1(a) pursuant to the third sentence of
                         --------------
Section 5.2, subject to adjustment pursuant to Section 3.3(e)(ii), provided that
-----------                                    ------------------
if amounts are returned to any Partner pursuant to Section 3.3(a), the Adjusted
                                                   --------------
Capital Credit Amount shall be calculated taking into account any reduction in Net Capital Contributions.


     "Adjusted Unpaid Preferred Return Amount" means, as of any date after the
      ---------------------------------------
date of this Agreement with respect to any Partner, an amount equal to such Partner's Unpaid Preferred Return as of the last day of the immediately preceding Fiscal Year, less all distributions made to that Partner prior to the date of computation pursuant to Section 5.1(b) or deemed made to that Partner
                                --------------
pursuant to Section 5.1(b) pursuant to the third sentence of Section 5.2 during
            --------------                                   -----------
the Fiscal Year within which such date occurs, subject to adjustment pursuant to

Section 3.3(e)(ii); provided, however, that Adjusted Unpaid Preferred Return
------------------  --------  -------
Amount for the Fiscal Year that includes the date of this Agreement shall be zero.

     "Advisory Committee" has the meaning set forth in Section 8.13.
      ------------------                               ------------

     "Affected Items" has the meaning set forth in Section 3.3(e)(ii).
      --------------                               ------------------

     "Affiliate" means, with respect to any Person, any Person that directly or
      ---------
indirectly controls, is controlled by, or is under common control with such Person, including, without limitation, any Person that directly or indirectly owns, controls or holds with power to vote 10% or more of the outstanding voting securities or other voting ownership interests of such Person, any Person 10% or more of whose outstanding voting securities or other voting ownership interests are directly or indirectly owned, controlled or held with power to vote by such Person, any partnership in which the specified Person is a general partner, any officer and director of the specified Person, and any entity of which such Person is an executive officer, director or general partner.

     "Affiliated Limited Partner" means each Limited Partner that is not a Non-
      --------------------------
Affiliated Limited Partner.

     "Agreement" means this Agreement of Limited Partnership, as amended from
      ---------
time to time.

     "Argyle" has the meaning set forth in the forepart of this Agreement.
      ------

     "ATIGP" has the meaning set forth in the forepart of this Agreement.
      -----

     "ATI Partnership" has the meaning set forth in the forepart of this
      ---------------
Agreement.

     "ATI Partnership Agreement" has the meaning set forth in the forepart of
      -------------------------
this Agreement.

     "ATI Series A Common Stock" has the meaning set forth in the forepart of
      -------------------------
this Agreement.

     "ATI Series C Common Stock" has the meaning set forth in the forepart of
      -------------------------
this Agreement.

     "ATI Voting Agreement" has the meaning set forth in the forepart of this
      --------------------
Agreement.

     "ATP" means Argyle Television Partners, L.P., a Delaware limited
      ---
partnership and the general partner in ATIGP.

     "Book Value" means, with respect to any Partnership Asset as of any date,
      ----------
such Partnership Asset's adjusted basis for Federal income tax purposes as of such date, except as follows: (i) the initial Book Value of a Partnership Asset contributed by a Partner to the Partnership (including a Partnership Asset deemed contributed as a result of a constructive termination of the Partnership under Code Section 708(b)(1)(B)) shall be the Value of such Partnership Asset on the date of such contribution and (ii) if the Book Value of a Partnership Asset has been determined under Clause (i) above, such Book Value shall thereafter be adjusted by the depreciation, cost recovery and amortization attributable to such Partnership Asset assuming that the adjusted basis of such Partnership Asset was equal to its Book Value determined under the methodology described in Regulation (S)1.704-1(b)(2)(iv)(g)(3).

     "Broadcast Investments" means any direct or indirect investment by the
      ---------------------
Partnership in broadcast television stations or in related businesses, including without limitation, any contribution of capital to the Holding Company to enable the Holding Company to make additional investments in broadcast television stations or in related businesses (including without limitation additional investments for the purpose of paying-off debt incurred).

     "Business Day" means any day other than a Saturday, Sunday or a day on
      ------------
which commercial banks are authorized or required to close in New York City, New York or San Antonio, Texas.

     "Capital Account" means, with respect to each Partner, a single account
      ---------------
established and maintained for such Partner in accordance with the principles of Regulation (S)(S)1.704-1(b)(2)(iv) and 1.704-2, as amended. Subject to the preceding sentence, each Capital Account will initially equal the amount of the Capital Contribution made by such Partner at the time such Partner is admitted as a Partner in the Partnership and, throughout the term of the Partnership, will be (i) increased by the amount of (A) Net Income and income and gains allocated to such Partner pursuant to Article IV and (B) the amount of any cash
                                      ----------
and the Value of any property (net of liabilities secured by the property that the Partnership is considered to assume or take subject to pursuant to the provisions of Section 752 of the Code) subsequently contributed by such Partner to the Partnership and (ii) decreased by the amount of (A) Net Losses and losses, deductions and Section 705(a)(2)(B) expenditures allocated to such Partner pursuant to Article IV and (B) the amount of cash and the Value (net of
                    ----------
liabilities secured by the property that the Partner is considered to assume or take subject to pursuant to the provisions of Section 752 of the Code) of any other property distributed to such Partner pursuant to Articles III and V, as
                                                       ------------------
adjusted pursuant to Section 3.3(e)(ii).
                     ------------------

     "Capital Commitment" means, for any Partner, the total amount of capital
      ------------------
which such Partner has agreed to contribute to the Partnership or the ATI Partnership, as set forth opposite each Partner's name in the column entitled "Capital Commitment" on Schedule A.
                        ----------

     "Capital Contribution" means the amount of cash and the Value of any other
      --------------------
property contributed to the capital of the Partnership; provided, however, that
                                                        --------  -------
the Capital Contributions of any Partner at any time shall be the Capital Contributions of such Partner (as defined above) as adjusted pursuant to Section
                                                                         -------
3.3(e)(ii).
----------

     "Cause" has the meaning set forth in Section 9.8.
      -----                               -----------

     "Certificate" means the Certificate of Limited Partnership of the
      -----------
Partnership, as amended from time to time.

     "Chase" means The Chase Manhattan Bank, N.A.
      -----

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time (or any succeeding law).

     "Collection Costs" has the meaning set forth in Section 3.3(d).
      ----------------                               --------------

     "Commitment Period" means the period beginning on January 4, 1995 and
      -----------------
ending on January 4, 2000.

     "Communications Act" has the meaning set forth in Section 9.4(d)(iv).
      ------------------                               ------------------

     "Credit Agreement" means the Credit Agreement dated as of December 22,
      ----------------
1994, between the Holding Company, the Subsidiary Guarantors (as defined in the Credit Agreement), the lenders named therein, Chase, as agent for such lenders, and the Bank of Montreal, Banque Paribas and Union Bank, as co-agents for such lenders, as the same shall be amended and modified from time to time.

     "CSFB Investments" means CS First Boston Fund Investments 1994, L.P., a
      ----------------
Delaware limited partnership.

     "CSFB Merchant Bank" means CS First Boston Fund Investments 1995, L.P., a
      ------------------
Delaware limited partnership.

     "Default Interest" has the meaning set forth in Section 3.3(c).
      ----------------                               --------------

     "Default Loans" has the meaning set forth in Section 3.3(c).
      -------------                               --------------

     "Defaulting Partner" means any Partner who has failed to contribute any
      ------------------
amount called for in accordance with Section 3.3(a).
                                     --------------

     "Dissolution Date" means March 31, 2005, unless extended as provided in
      ----------------
Section 1.6.
-----------

     "ERISA" means the Employment Retirement Income Security Act of 1974,
      -----
together with the rules and regulations promulgated thereunder, as amended from time to time (or any successor law or regulations).

     "Event of Withdrawal" has the meaning set forth in Section 10.2(a)(iii).
      -------------------                               --------------------

     "Excess Holding Company Expense Amount" for any Fiscal Year means the
      -------------------------------------
excess of (a) the Holding Company Expense Amount for such Fiscal Year over (b) an amount equal to the sum of (i) all amounts paid to the Holding Company during such Fiscal Year pursuant to Section 8.11(c) and (ii) the Permitted Holding
                             ---------------
Company Expense Amount for such Fiscal Year.

     "Exempt Transaction Fees" means any transaction fees paid upon a completed
      -----------------------
purchase or sale of a Broadcast Investment that when combined with any such fees payable to a third-party broker or agent by the Holding Company or the Portfolio Company in connection with such investment do not exceed the amount of transaction fees generally paid in the television industry.

     "FCC" means the Federal Communications Commission.
      ---

     "First Boston Entities" means the Limited Partners CSFB Investments and
      ---------------------
CSFB Merchant Bank.

     "Fiscal Year" has the meaning set forth in Section 6.3.
      -----------                               -----------

     "Foreign Partner" has the meaning set forth in Section 4.4(b).
      ---------------                               --------------

     "Foreign Series A Common Stock" has the meaning set forth in the forepart
      -----------------------------
of this Agreement.

     "Foreign Series C Common Stock" has the meaning set forth in the forepart
      -----------------------------
of this Agreement.

     "General Partner" means ATIGP and any successor to ATIGP as general partner
      ---------------
in the Partnership.

     "Hearst" has the meaning set forth in the forepart of this Agreement.
      ------

     "Holding Company" means Argyle Television, Inc., a Delaware corporation.
      ---------------

     "Holding Company Expense Amount" has the meaning set forth in Section
      ------------------------------
8.11(c).

     "Instrument of Transfer" means an instrument, substantially in the form of
      ----------------------
Schedule B hereto, evidencing a transfer by a Limited Partner of all or a
----------
portion of that Limited Partner's Interest in the Partnership.

     "Interest" means, when used in reference to a Partner's interest in the
      --------
Partnership at any time, the entire ownership interest of such Partner in the Partnership at such time, including, without limitation, its interest in the capital, profits, losses and distributions of the Partnership.

     "Limited Partner" means each Person named as a Limited Partner on Schedule
      ---------------                                                  --------
A hereto, each Person admitted as a Substituted Limited Partner under Article
-                                                                     -------
IX, and each Person admitted as an Additional Limited Partner under Article XI,
--                                                                  ----------
and, with respect to those provisions of this Agreement concerning a Limited Partner's rights to receive a share of profits or other distributions or the return of a Limited Partner's contribution, any Transferee of a Limited Partner's Interest in the Partnership (except that a Transferee that is not admitted as a Limited Partner shall have only such of the rights of an assignee under the Revised Uniform Act as are consistent with this Agreement).

     "Liquidation Plan" has the meaning set forth in the forepart of this
      ----------------
Agreement.

     "Liquidator" has the meaning set forth in Section 10.2(b).
      ----------                               ---------------

     "Majority-in-Interest of the Non-Defaulting Limited Partners", at any time,
      -----------------------------------------------------------
means Non-Defaulting Limited Partners whose aggregate Voting Percentages at such time exceed 50% of all Non-Defaulting Limited Partners' Voting Percentages at such time.

     "Majority-in-Interest of the Limited Partners", at any time, means Limited
      --------------------------------------------
Partners whose aggregate Voting Percentages at such time exceed 50% of all Limited Partners' Voting Percentages at such time.

     "Management Fee" means the management fee payable to the General Partner
      --------------
pursuant to Section 8.12.
            ------------

     "Member" means a member of the Advisory Committee as described in Section
      ------                                                           -------
8.13.
----

     "Minority Company" means any Person that is controlled by a member or
      ----------------
members of an ethnic minority group which would entitle a seller of a broadcast station to that Person to a Code Section 1071 minority tax certificate, in which or through which the Partnership, directly or indirectly, makes or acquires a Broadcast Investment.

     "Net Capital Contribution" means, as of any date with respect to any
      ------------------------
Partner, the aggregate amount of all Capital Contributions made by such Partner on or prior to such date less all distributions previously made to that Partner pursuant to Section 3.3(a).
            --------------

     "Net Income" and "Net Loss", respectively, for any period means the income
      ----------       --------
or loss of the Partnership for such period as determined in accordance with the method of accounting followed by the Partnership for Federal income tax purposes, including, for all purposes, any income exempt from tax and any expenditures of the Partnership which are described in Code Section 705(a)(2)(B); provided, however, that in determining Net Income and Net Loss and
              --------  -------
every item entering into the computation thereof, solely for the purpose of adjusting the Capital Accounts of the Partners (and not for tax purposes), (i) any income, gain, loss or deduction attributable to the taxable disposition of any Partnership Asset shall be computed as if the adjusted basis of such Partnership Asset on the date of such disposition equalled its Book Value as of such date, (ii) if any Partnership Asset is distributed in kind to a Partner or the Partnership Assets are revalued pursuant to Section 11.1, the difference
                                                ------------
between its Value and its Book Value at the time of such distribution shall be treated as gain or loss, and (iii) any depreciation, cost recovery and amortization as to any Partnership Asset shall be computed by assuming that the adjusted basis of such Partnership Asset equalled its Book Value determined under the methodology described in Regulation (S)1.704-1(b)(2)(iv)(g)(3); and

provided, further, that any item (computed with the adjustments in the preceding
--------  -------
proviso) allocated under Section 4.2 shall be excluded from the computation of
                         -----------
Net Income and Net Loss.

     Non-Affiliated Limited Partner" means each Limited Partner that is not an
     ------------------------------
Affiliate of the General Partner or any general partner in the General Partner.

     "Non-Defaulting Limited Partner" as of any date means each Limited Partner
      ------------------------------
on such date other than any Limited Partner that is a Defaulting Partner on such date.

     "Non-Defaulting Partner" as of any date means each Partner on such date
      ----------------------
other than any Partner that is a Defaulting Partner on such date.

     "Offering and Organization Costs" means all costs and expenses incurred by
      -------------------------------
or on behalf of the Partnership in connection with the offering of limited partnership Interests in the Partnership and the organization of the Partnership.

     "Partners" means the General Partner and the Limited Partners, where no
      --------
distinction is required by the context in which the term is used.

     "Partnership" means the limited partnership created by this Agreement under
      -----------
the name "Argyle Television Investors (Foreign), L.P."

     "Partnership Asset" means any property of the Partnership, and "Partnership
      -----------------                                              -----------
Assets" means the aggregate of all of the property of the Partnership.
------

     "Person" means any individual, partnership, association, corporation,
      ------
limited liability company, trust or other entity.

     "Permitted Holding Company Expense Amount" has the meaning set forth in
      ----------------------------------------
Section 8.11(c).

     "Portfolio Company" means any Person in which or through which the
      -----------------
Partnership, directly or indirectly, makes or acquires a Broadcast Investment.

     "Portfolio Company Fees" has the meaning set forth in Section 8.12(b).
      ----------------------

     "Power of Attorney" means the Power of Attorney granted under Section 13.3.
      -----------------                                            ------------

     "Preferred Return" means, for any Partner for any Fiscal Year or any
      ----------------
portion thereof, a 9% annual rate of return on an amount equal to the sum of (a) the weighted average of such Partner's Adjusted Capital Contribution Amount during such Fiscal Year or portion thereof (calculated by taking into account the amount of such Partner's Adjusted Capital Contribution Amount on each day during such Fiscal Year or portion thereof) and (b) the weighted average of such Partner's Adjusted Unpaid Preferred Return Amount during such Fiscal Year or portion thereof (calculated by taking into account the amount of such Partner's Adjusted Unpaid Preferred Return Amount on each day during such Fiscal Year or portion thereof), subject to adjustment pursuant to Section 3.3(e)(ii).
                                                    ------------------

     "Presumed Clawback Amount" as of any date means the amount that the General
      ------------------------
Partner would be required to contribute to the Partnership pursuant to Section
                                                                       -------
10.6(b) as of such date if (a) the Partnership were liquidated as of such date,
-------
(b) the assets of the Partnership had a fair
market value and were disposed of as of such date for consideration equal to their Book Value and (c) liquidation proceeds were distributed to the Partners pursuant to Section 5.1.
            -----------

     "Presumed Tax Liability" means, for any Partner for any Fiscal Year, an
      ----------------------
amount equal to the product of (a) the amount of taxable income allocated to such Partner for that Fiscal Year and (b) the Presumed Tax Rate.

     "Presumed Tax Rate" means the highest effective combined Federal, state and
      -----------------
local income tax rate applicable during such Fiscal Year to a natural person residing in Los Angeles, California, taxable at the highest marginal Federal income tax rate and the highest marginal California State and Los Angeles income tax rates (after giving effect to the Federal income tax deduction for such state and local income taxes and disregarding the effects of Code Sections 67 and 68).

     "Principals" means Bob Marbut, Blake Byrne, Ibra Morales and Harry Hawks.
      ----------

     "Record Date" has the meaning set forth in the forepart of this Agreement.
      -----------

     "Reg Y Institution" means any Limited Partner that is, or is controlled by
      -----------------
a Person that is, subject to the provisions of Regulation Y of the Board of Governors of the Federal Reserve System or any successor to such regulation.

     "Regulation" means a Treasury Regulation promulgated under the Code.
      ----------

     "Revised Uniform Act" means the Delaware Revised Uniform Limited
      -------------------
Partnership Act, as amended from time to time (or any succeeding law).

     "Securities" means any interests in any loans by banks and any foreign or
      ----------
domestic "securities", as defined in Section 2(1) of the Securities Act of 1933, as amended, or Section 3(a)(10) of the Securities Exchange Act of 1934, as amended, and shall include, without limitation, common or preferred stocks, limited partnership interests, investment contracts, certificates of deposit, trade acceptances and trade claims, convertible securities, fixed income securities, certificates of beneficial interest, notes or other evidences of indebtedness of other Persons, warrants, rights, synthetic securities, put and call options on, or any other derivatives of, any of the foregoing, other options related thereto, interests or participations therein or any combination of any of the foregoing.

     "Special Voting Capital Contribution" of a Limited Partner at any time
      -----------------------------------
means (a) for each Limited Partner other than a Reg Y Institution or an Affiliated Limited Partner, the amount of such Limited Partner's Capital Contribution at such time, (b) for any Reg Y Institution except the First Boston Entities, an amount equal to the lesser of (i) its Capital Contribution at such time and (ii) 4.9% of the aggregate Special Voting Capital Contributions of all Limited Partners at such time, (c) for CSFB Merchant Bank, an amount equal to the lesser of (i) its Capital Contribution at such time and (ii) 15% of the aggregate Special Voting Capital Contributions of all Limited Partners at such time, (d) for CSFB Investments, an amount equal to the lesser of (i) its Capital Contribution at such time and (ii) 9.9% of the aggregate Special Voting Capital Contributions of all Limited Partners at such time, (e) for the First Boston Entities in the aggregate, an amount equal to the lesser of (i) their Capital Contributions at such time and (ii) 24.9% of the aggregate Special Voting Capital Contributions of all Limited Partners at such time and (f) for any Affiliated Limited Partner, zero.

     "Special Voting Percentage" of a Limited Partner at any time means the
      -------------------------
ratio (expressed as a percentage) of such Limited Partner's Special Voting Capital Contribution to the aggregate Special Voting Capital Contributions of all Limited Partners at such time.

     "Stockholders Agreement" means the Stockholders Agreement dated as of
      ----------------------
January 4, 1995 among the Holding Company, the Partnership and other stockholders of the Holding Company, as amended from time to time.

     "Substituted Limited Partner" means any Person admitted to the Partnership
      ---------------------------
as a substituted Limited Partner under Article IX.
                                       ----------

     "Tax Distribution" has the meaning set forth in Section 5.2.
      ----------------                               -----------

     "TIP" means Television Investment Partners, L.P., a Delaware limited
      ---
partnership.

     "Transfer", "Transferee" and "Transferor" have the respective meanings set
      --------    ----------       ----------
forth in Section 9.1.
         -----------

     "Two-Thirds-in-Interest of the Non-Defaulting Limited  Partners" at any
      --------------------------------------------------------------
time means Non-Defaulting Limited Partners whose aggregate Voting Percentages at such time exceed 66 2/3% of all Non-Defaulting Limited Partners' Voting Percentages at such time.

     "Uniform Commercial Code" has the meaning set forth in Section 3.3(b).
      -----------------------                               --------------

     "Unpaid Preferred Return" means, as of any date for any Partner, the sum of
      -----------------------
such Partner's Preferred Return (a) for the period beginning on the first day of the Fiscal Year within which such date occurs and ending on such date and (b) for all prior Fiscal Years, less all distributions previously made to such Partner pursuant to Section 5.1(b) or deemed made to that Partner pursuant to
                    --------------
Section 5.1(b) pursuant to the third sentence of Section 5.2, as adjusted pursuant to Section 3.3(e)(ii).
            ------------------

     "U.S. Person" means a Person who is a "United States Person" as defined in
      -----------
Code Section 7701(a)(30), provided that such definition shall be applied by omitting the phrase "or resident" in subparagraph (A) of such Code Section.

     "Value" of any Partnership Asset as of any date, means the fair market
      -----
value of such Partnership Asset as of such date, with the fair market value of the type of assets described below being determined as follows:

     (a) goodwill, firm name or customers' lists and any similar intangible asset of the Partnership shall be valued at zero;

     (b) Securities listed on one or more national securities exchanges shall be valued at their last reported sales prices on the consolidated tape on the date of determination (or if the date of determination is not a Business Day, on the last Business Day immediately prior to such date of determination). If no such sales of such Securities occurred on such date, such Securities shall be valued at the mean of the last "bid" and "ask" prices on the date of determination on the national securities exchange which has the highest average daily volume for such Security over the last 60 days on or prior to the date of determination (or, if the date of determination is not a date upon which such national securities exchange was open for trading, on the last prior date on which such national securities exchange was so open);

     (c) Securities for which no such market prices are available, or as to which, in the sole judgment of the General Partner, any of the above market prices are below or exceed (as the case may be) the amount realizable by the Partnership upon a sale thereof, shall be valued at the fair value thereof as determined upon a reasonable basis and in good faith by the General Partner; and

     (d) the fair market value of other investments, assets, properties, debts, obligations or liabilities shall be valued as determined by the General Partner upon a reasonable basis and in good faith.

     "Voting Capital Contribution" of a Limited Partner at any time means (a)
      ---------------------------
for each Limited Partner other than a Reg Y Institution, the amount of such Limited Partner's Capital Contribution at such time, (b) for any Reg Y Institution except the First Boston Entities, an amount equal to the lesser of
(i) its Capital Contribution at such time and (ii) 4.9% of the aggregate Voting Capital Contributions of all Limited Partners at such time, (c) for CSFB Merchant Bank, an amount equal to the lesser of (i) its Capital Contribution at such time and (ii) 15% of the aggregate Voting Capital Contributions of all Limited Partners at such time, (d) for CSFB Investments, an amount equal to the lesser of (i) its Capital Contribution at such time and (ii) 9.9% of the aggregate Voting Capital Contributions of all Limited Partners at such time and
(e) for the First Boston Entities in the aggregate, an amount equal to the lesser of (i) their Capital Contributions at such time and (ii) 24.9% of the aggregate Voting Capital Contributions of all Limited Partners at such time.

     "Voting Percentage" of a Limited Partner at any time means the ratio
      -----------------
(expressed as a percentage) of such Limited Partner's Voting Capital Contribution to the aggregate Voting Capital Contributions of all Limited Partners at such time.

     "Withdrawing Limited Partner" has the meaning set forth in Section 9.3(d).
      ---------------------------                               --------------


                                  ARTICLE III

                   CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS

     Section 3.1  Initial Capital Contributions.  The General Partner and each
                  -----------------------------
Limited Partner will make a Capital Contribution to the Partnership. The General Partner hereby contributes $100.00 to the Partnership. Contemporaneously with the execution of this Agreement, the ATI Partnership distributed to the Limited Partners and the Limited Partners contributed to the Partnership the Foreign Series C Common Stock, with each Limited Partner receiving from the ATI Partnership and contributing to the Partnership the certificate and the number of shares of Foreign Series C Common Stock described opposite its name in the columns entitled "Certificate Number" and "Number of Shares" on Schedule A hereto. In addition, each Limited Partner shall contribute cash to the Partnership in an amount set forth opposite such Partner's name on Schedule E. Such cash contribution shall consist of cash distributed by ATI Partnership to the Partners.

     Section 3.2  Additional Capital Contributions by the General Partner.
                  -------------------------------------------------------
Except as otherwise specifically provided herein, the General Partner shall not be obligated to make any additional Capital Contributions to the Partnership.

     Section 3.3  Additional Capital Contributions by Partners.
                  --------------------------------------------

          (a) As and when at any time, in the opinion of the General Partner, additional capital is necessary for the Partnership to make Broadcast Investments, to provide the Holding Company or any Portfolio Company with working capital, to pay costs and expenses of the Partnership, or to repurchase a Defaulting Partner's Interest in the Partnership pursuant to Section
                                                               -------
3.3(e)(i), the Partners shall make additional Capital Contributions to the
---------
Partnership in cash; the amount of capital required to be contributed by each Partner shall be equal to the total amount of additional Capital Contributions called for by the General Partner, multiplied by a fraction, the numerator of which shall be the amount of such Partner's Capital Commitment and the denominator of which shall be the aggregate amount of all Partners' Capital Commitments; provided, however, that (i) except for Capital Contributions deemed
             --------  -------
necessary by the General Partner to pay costs and expenses of the Partnership (including without limitation the Management Fee), no Partner shall be obligated to contribute additional capital pursuant to this Section 3.3(a) after the end
                                                  --------------
of the Commitment Period, (ii) no Partner shall be required to make any additional Capital Contribution pursuant to this Section 3.3(a) if and to the
                                                 --------------
extent that such additional Capital Contribution would cause that Partner to have contributed to the Partnership or the ATI Partnership (without regard to contributions of Imputed Interest Amounts (as such term is defined in the ATI Partnership Agreement) other than contributions of cash to the Partnership pursuant to Section 3.1, in the aggregate (after taking into account all prior Capital Contributions to the Partnership or the ATI Partnership), an amount in excess of the sum of (x) such Partner's Capital Commitment, (y) any amounts refunded to such Partner pursuant to Section 11.1(c) of the ATI Partnership
                                     ---------------
Agreement (but specifically excluding the Imputed Interest Amount (as such term is defined in the ATI Partnership Agreement)) and (z) any amounts returned to such Partner pursuant to the following sentence of this paragraph (a) or the
                                                        -------------
corresponding provision of the ATI Partnership Agreement. If the General Partner calls for any Capital Contributions pursuant to this paragraph (a) and,
                                                             -------------
following such Capital Contributions, the amounts contributed are not used to make Broadcast Investments, to provide the Holding Company or any Portfolio Company with working capital, to pay costs and expenses of the

Partnership, or to repurchase a Defaulting Partner's Interest in the Partnership pursuant to Section 3.3(e)(i), the General Partner shall have the right within
            -----------------
thirty days of such Capital Contribution to return all or any portion of such Capital Contributions to the Partners in the same proportions as such Capital Contributions were made by the Partners. Such additional Capital Contributions shall be made from time to time within 10 Business Days after notice from the General Partner of the amounts to be contributed by each Partner and of the general purposes to which such contributions will be applied. Each Capital Contribution that is actually made on or prior to the tenth Business Day shall be deemed made on the tenth Business Day following notice from the General Partner unless returned within thirty days of such Capital Contribution.

          (b) Each Limited Partner hereby pledges and assigns its Interest in the Partnership to the Partnership as security for the performance of its obligation to pay its Capital Commitment when called for by the General Partner in accordance with Section 3.3(a) and does hereby grant to the Partnership all
                   --------------
rights available to a secured party under the Uniform Commercial Code of the State of New York and the comparable laws of its state of residence (if different) (hereinafter referred to collectively as the "Uniform Commercial
                                                         ------------------
Code") and agrees, upon request, to deliver to the General Partner a duly executed financing statement and any other document which the General Partner may reasonably request with respect thereto. Each Partner hereby irrevocably constitutes and appoints the General Partner as its attorney-in-fact to execute any document necessary to carry out the terms of this paragraph (b). Each
                                                      -------------
Partner hereby acknowledges that such power of attorney is coupled with an interest, is irrevocable and is transferable to any successor of the General Partner.

          (c) Any Capital Contribution not made when due and Collection Costs (as defined below) incurred shall bear interest ("Default Interest") from the
                                                  ----------------
dates due or incurred, as appropriate, until contributed or reimbursed to the Partnership at a rate equal to the lesser of (x) two percentage points over the prime commercial lending rate of interest announced from time to time by Chase or its successor during such period and (y) the maximum interest that may be charged by the Partnership on such amounts under applicable usury or other law. Any distributions which a Defaulting Partner would otherwise receive during any period in which such Partner is a Defaulting Partner shall be applied by the Partnership against such Defaulting Partner's required Capital Contributions, Default Interest and Collection Costs in such order as the General Partner may determine. During any period in which a Defaulting Partner shall have failed to make Capital Contributions required of it, the General Partner or its Affiliates may, in addition to any of the actions provided in paragraphs (d) and (e) below,
                                                   --------------     ---
in the General Partner's sole discretion, take either of the following two actions: (i) lend funds to the Partnership in an amount up to the sum of such Limited Partner's defaulted Capital Contributions, Default Interest thereon and Collection Costs in respect thereof; such loans (herein "Default Loans"),
                                                         -------------
together with interest thereon at the rate described above with respect to Default Interest, shall be repaid by the Partnership to the General Partner prior to any distributions pursuant to Section 5.1, or (ii) make the amount of
                                       -----------
the Default Loan available to the Partnership and treat the Default Loan as a loan to the Defaulting Partner, and the General Partner shall be entitled to recover, on demand, from the Defaulting Partner the amount of the Default Loan together with interest thereon at the rate described above with respect to Default Interest. If at any time after the amount of the Default Loan was made available to the Partnership, the Partnership receives from the Defaulting

Partner all or any portion of such unpaid Capital Contributions so made available, then the Partnership shall promptly pay the General Partner such amounts. Any distribution to which a Defaulting Partner to whom a loan has been deemed made by the General Partner is entitled shall, to the extent such deemed loan has not been fully paid (with interest thereon) at the time of such distribution, be distributed by the Partnership to the General Partner against such Defaulting Partner's obligation to repay the amount of the deemed loan.
For purposes of this Agreement, any such distribution will be treated as a distribution to the Defaulting Partner followed by a payment from the Defaulting Partner to the General Partner.

          (d) Upon failure of a Partner to make an additional Capital Contribution when called for by the General Partner in accordance with Section
                                                                       -------
3.3(a), the General Partner shall be entitled to exercise on behalf of the
------
Partnership all of the rights afforded to a secured party under the Uniform Commercial Code, and may, upon such notice as may be required by the Uniform Commercial Code (but in no event less than 15 Business Days' notice), cause the Defaulting Partner's Interest in the Partnership to be sold at private or public sale in accordance with the Uniform Commercial Code or any other applicable law;

provided, however, that the Defaulting Partner's Interest in the Partnership
--------  -------
shall not be sold pursuant to the preceding sentence unless the purchaser of such Interest agrees to assume the obligations of the Defaulting Partner to contribute to the Partnership any portion of the Defaulting Partner's required Capital Contribution together with Default Interest thereon and Collection Costs in respect thereof then due and to pay to the Partnership any subsequent Capital Contributions when called for by the General Partner in accordance with Section
                                                                        -------
3.3(a).  Any proceeds of the sale received in addition to the assumption
------
described above shall be applied first, to the reasonable expenses, including without limitation attorneys' fees, accounting fees and placement fees, if any, incurred by the Partnership and the General Partner in connection with the sale or other exercise of remedies pursuant to this paragraph (d) (collectively,
                                               -------------
"Collection Costs"), second, against any accrued and unpaid Default Interest in
-----------------
respect of such Defaulting Partner's required Capital Contributions or said Collection Costs, and then against the Defaulting Partner's required Capital Contributions. Any remaining proceeds shall be paid to the Defaulting Partner.

          (e) Upon failure of a Partner to make a Capital Contribution when called for by the General Partner in accordance with Section 3.3(a), the General
                                                     --------------
Partner, in its absolute discretion, may, in lieu of or in addition to acting pursuant to paragraphs (c) or (d) of this Section 3.3, take any or all of the
            --------------    ---         -----------
following actions on behalf of the Partnership:

          (i) purchase the entire Interest in the Partnership of the Defaulting Partner by payment in cash to the Defaulting Partner of an amount equal to 50% of such Defaulting Partner's Capital Account balance as of the date of the default;

          (ii) reduce the Defaulting Partner's Capital Account balance to an amount equal to 50% of the Defaulting Partner's Capital Account balance as of the date of the default, and upon such reduction, the Defaulting Partner shall be deemed to have transferred 50% of its Interest in the Partnership to the Partnership and, therefore, the Capital Contributions, Adjusted Capital Contribution Amount, Net Capital Contribution, Adjusted Unpaid Preferred Return Amount, Preferred Return for the Fiscal Year in which the default occurs and for all prior Fiscal Years, Unpaid Preferred Return, and for purposes of computing allocations and distributions following such reduction, all prior allocations and distributions and the Adjusted Capital Account (collectively, the "Affected Items") of the Defaulting Partner
                                 --------------
     shall be deemed reduced by an amount equal to 50% of the amount of the Affected Items as of the date of the default and (y) increase each Non-Defaulting Partner's Capital Account balance by an amount equal to the product of (I) the total amount of the reduction of the Defaulting Partner's Capital Account balance, and (II) a fraction, the numerator of which shall be the amount of such Non-Defaulting Partner's Net Capital Contributions as of the date of the default and the denominator of which shall be the aggregate amount of all Non-Defaulting Partners' Net Capital Contributions as of such date, and upon such increase, each Non-Defaulting Partner shall be deemed to have acquired a corresponding fractional portion of 50% of the Defaulting Partner's Interest in the Partnership including without limitation the corresponding fractional portion of 50% of each Affected Item of the Defaulting Partner; provided that the Defaulting Partner shall not be relieved of its obligations to make all of its subsequent Capital Contributions pursuant to Section 3.3(a) and the Non-
                                                  --------------
     Defaulting Partners shall not be deemed to assume any of the Defaulting Partner's obligation to make subsequent Capital Contributions pursuant to

     Section 3.3(a).
     --------------

          (iii) reduce or terminate the remaining unfunded Capital Commitment of the Defaulting Partner;

          (iv) commence legal proceedings against the Defaulting Partner to collect the due and unpaid payment of Capital Contributions plus Default Interest and Collection Costs; or

          (v) exercise any other remedy available under applicable law that the General Partner determines to be in the best interests of the Partnership.

          (f) No Limited Partner shall at any time be required, and no Limited Partner shall have any right, to make any additional Capital Contributions, except as may be required by law or as set forth in Section 3.3(a).
                                                    --------------

     Section 3.4  Form of Contribution.  Unless otherwise approved by the
                  --------------------
General Partner, all Capital Contributions of cash shall be in U.S. dollars.

     Section 3.5  Interest on Capital Contributions.  No Partner shall be
                  ---------------------------------
entitled to interest on or with respect to any Capital Contribution.

     Section 3.6  Withdrawal and Return of Capital Contributions.  Except as
                  ----------------------------------------------
otherwise expressly provided in this Agreement, no Partner shall be entitled to withdraw any part of that Partner's Capital Contributions or to receive distributions from the Partnership.

                                 ARTICLE IV

                     ALLOCATION OF NET INCOME AND NET LOSS

     Section 4.1  Allocation of Net Income and Net Loss.  Except as provided in
                  -------------------------------------
Section 4.2, the Partnership's Net Income or Net Loss, as the case may be, and
-----------
each item of income, loss and deduction entering into the computation thereof, for each Fiscal Year shall be allocated as follows:

          (a) Net Income for such Fiscal Year shall be allocated as follows:

          (i) first, an amount of Net Income equal to the excess of (x) all Net Loss previously allocated to the General Partner pursuant to Section
                                                                  -------
     4.1(b)(v) over (y) all Net Income previously allocated to the General
     ---------
     Partner pursuant to this Section 4.1(a)(i) shall be allocated to the
                              -----------------
     General Partner;

          (ii) second, an amount of Net Income equal to the excess of (x) all Net Loss previously allocated to the Partners pursuant to Section
                                                               -------
     4.1(b)(iv) over (y) all Net Income previously allocated to the Partners
     ----------
     pursuant to this Section 4.1(a)(ii) shall be allocated to the Partners in
                      ------------------
     proportion to each Partner's share of such excess of (x) over (y);

          (iii) third, an amount of Net Income equal to the excess of (x) the sum of (A) all Net Loss previously allocated to the Partners pursuant to

     Section 4.1(b)(iii) and (B) the Partners' Preferred Return for such Fiscal
     -------------------
     Year and all prior Fiscal Years over (y) all Net Income previously allocated to the Partners pursuant to this Section 4.1(a)(iii) shall be
                                                -------------------
     allocated to the Partners in proportion to each Partner's share of such excess of (x) over (y);

          (iv) fourth, an amount of Net Income equal to the excess of (x) the sum of (A) all Net Loss previously allocated to the General Partner pursuant to Section 4.1(b)(ii) and (B) 25% of the Partners' Preferred
                 ------------------
     Return for such Fiscal Year and all prior Fiscal Years over (y) all Net Income previously allocated to the General Partner pursuant to this Section
                                                                         -------
     4.1(a)(iv) shall be allocated 100% to the General Partner;
     ----------

          (v) fifth, any remaining Net Income shall be allocated 80% to all Partners in proportion to the Partners' Net Capital Contributions and 20% to the General Partner.

     (b) Net Loss for such Fiscal Year shall be allocated as follows:

          (i) first, an amount of Net Loss equal to the excess of (x) all Net Income previously allocated to the Partners pursuant to Section 4.1(a)(v)
                                                             -----------------
     over (y) all Net Loss previously allocated to the Partners pursuant to this

     Section 4.1(b)(i) shall be allocated to the Partners in proportion to each
     -----------------
     Partner's share of such excess of (x) over (y);

          (ii) second, an amount of Net Loss equal to the excess of (x) all Net Income previously allocated to the General Partner pursuant to Section
                                                                    -------
     4.1(a)(iv) over (y) all Net Loss previously allocated to the General
     ----------
     Partner pursuant to this Section 4.1(b)(ii) shall be allocated 100% to the
                              ------------------
     General Partner;

          (iii) third, an amount of Net Loss equal to the excess of (x) all Net Income previously allocated to the Partners pursuant to Section 4.1(a)(iii)
                                                             -------------------
     over (y) all Net Loss previously allocated to the Partners pursuant to this

     Section 4.1(b)(iii) shall be allocated to the Partners in proportion to
     -------------------
     each Partner's share of such excess of (x) over (y);

          (iv) fourth, an amount of Net Loss equal to the excess of (x) the sum of (A) all Net Income previously allocated to the Partners pursuant to

     Section 4.1(a)(ii) and (B) the  Partners' aggregate Adjusted Capital
     ------------------
     Contribution Amounts to the Partnership over (y) all Net Loss previously allocated to the Partners pursuant to this Section 4.1(b)(iv) shall be
                                                ------------------
     allocated to each Partner in proportion to each Partner's share of such excess of (x) over (y); and

          (v) fifth, any remaining Net Loss shall be allocated to the General Partner.

          (c) Notwithstanding the provisions of Sections 4.1(a) and 4.1(b), (i)
                                                ---------------     ------
the General Partner shall first be allocated items of income equal to the sum of
(x) the excess, if any, of (A) the Presumed Clawback Amount as of the last day of the immediately preceding Fiscal Year over (B) the Presumed Clawback Amount as of the last day of such Fiscal Year and (y) the excess of (I) the aggregate of such excess of (A) over (B) for all prior years over (II) all amounts allocated to the General Partner pursuant to this clause (i) of Section 4.1(c)
                                                  ----------    --------------
for all prior years and (ii) items of loss or deduction equal to the sum of (x) the excess, if any, of (A) the Presumed Clawback Amount as of the last day of such Fiscal Year over (B) the Presumed Clawback Amount as of the last day of the immediately preceding Fiscal Year and (y) the excess of (I) the aggregate of such excess of (A) over (B) for all prior years over (II) all amounts allocated to the General Partner pursuant to this clause (ii) of Section 4.1(c) for all
                                        -----------    --------------
prior years and the Net Income and Net Loss to be allocated pursuant to Sections
                                                                        --------
4.1(a) and 4.1(b) shall be adjusted accordingly.
------     ------

          (d) Notwithstanding the provisions of Sections 4.1(a), 4.1(b) and
                                                ---------------  ------
4.1(c), in the year in which the Partnership is liquidated, the General Partner
------
shall allocate Net Income, Net Loss and items of income, gain, loss and deduction to the extent possible to cause distributions to the Partners pursuant to Section 10.3 to equal the distributions the Partners would have received were
   ------------
liquidating distributions effected pursuant to Article V.
                                               ---------

          (e)(i)Notwithstanding the provisions of Section 4.1(a), 4.1(b), 4.1(c)
                                                  --------------  ------  ------
     and 4.1(d) but subject to Section 4.2, if the General Partner pays the
         ------                -----------
     Partnership any Portfolio Company Fees pursuant to Section 8.12(b), any
                                                        ---------------
     gross income attributable to the payment of Portfolio Company Fees that would be allocated to a Foreign Partner but for the provision of this

     Section 4.1(e) shall, instead, be reallocated to the General Partner and to
     --------------
     ATP in proportion to such Partners' Net Capital Contributions. For purposes of this provision, the gross income attributable to the payment of Portfolio Company Fees that would be allocated to a Foreign Partner but for this provision shall equal the excess of (x) the Net Income allocable to such Foreign Partner pursuant to Section 4.1(a) taking into account the payment of the Portfolio Company
        --------------
     Fees over (y) the Net Income allocable such Foreign Partner without regard to the payment of Portfolio Company Fees, with Net Loss being treated for purposes of this computation as negative Net Income.

          (ii) If any Net Income has been allocated from Foreign Partners to the General Partner and ATP, pursuant to Section 4.1(e)(i), an amount of
                                              -----------------
     income or gain attributable to cash distributions from, or the proceeds of sales of, any Broadcast Investments (or transactions giving rise to such distributions or proceeds) on or after the date of the transaction that gave rise to the payment by the General Partner to the Partnership that gave rise to the allocation and that would otherwise be allocated to the General Partner and ATP shall instead be reallocated to such Foreign Partners, in proportion to the Net Income that has been allocated from each Foreign Partner pursuant to Section 4.1(e)(i), until the total amount of
                                 -----------------
     income and gain reallocated from the General Partner to each Foreign Partner shall equal the gross income allocated to the General Partner pursuant to Section 4.1(e)(i) and the total amount of income and gain
                 -----------------
     reallocated from ATP to each Foreign Partner shall equal the total gross income allocated to ATP pursuant to Section 4.1(e)(i).
                                         -----------------

          (ii) Except as specifically provided in Sections 4.1(e)(i) and
                                                  ------------------
     4.1(e)(ii), all allocations of Net Income and Net Loss pursuant to Section
     ----------                                                         -------
     4.1 shall be effected as if the reallocations provided in Sections
     ---                                                       --------
     4.1(e)(i) and 4.1(e)(ii) hereof had not occurred.  For example, the amount
     ---------     ----------
     of Net Income allocable to the Partners with respect to the Partners' Preferred Return pursuant to Section 4.1(a)(iii) shall be computed as if a
                                  -------------------
     Foreign Partner had received an allocation of Portfolio Company Fees and as if no gross income or gains had been allocated to or from the General Partner and ATP pursuant to Sections 4.1(e)(i) and 4.1(e)(ii).
                                 ------------------     ----------

     Section 4.2  Other Allocation Provisions.
                  ---------------------------

          (a) If there is a net decrease in "partnership minimum gain" (within the meaning of Regulation (S)1.704-2(d)) for a Fiscal Year, then there shall be allocated to each Partner items of income and gain for that Fiscal Year equal to that Partner's share of the net decrease in partnership minimum gain (within the meaning of Regulation (S)1.704-2(g)(2)), subject to the exceptions set forth in Regulation (S)1.704-2(f)(2), (3) and (5), provided, that if the Partnership has
                                          --------
any discretion as to an exception set forth pursuant to Regulation (S)1.704-2(f)(5), the General Partner may exercise such discretion on behalf of the Partnership. The General Partner shall, if the application of the minimum gain chargeback requirement would cause a distortion in the economic arrangement among the Partners, ask the Commissioner of the Internal Revenue Service to waive the minimum gain chargeback requirement pursuant to Regulation (S)1.704-2(f)(4). The foregoing is intended to be a "minimum gain chargeback" provision as described in Regulation (S)1.704-2(f) and shall be interpreted and applied in all respects in accordance with that Regulation.

     If during a Fiscal Year there is a net decrease in partner nonrecourse debt minimum gain (as determined in accordance with Regulation (S)1.704-2(i)(3)), then, in addition to the amounts, if any, allocated pursuant to the preceding paragraph, any Partner with a share of that partner nonrecourse debt minimum gain (determined in accordance with Regulation (S)1.704-2(i)(5)) as of the beginning of the Fiscal Year shall, subject to exceptions set forth in Regulation (S)1.704-2(i)(4) (provided, that if the Partnership has any
                             --------
discretion as to an exception, the General Partner may exercise such discretion on behalf of the Partnership), be allocated items of income and gain for the Fiscal Year (and, if necessary, for succeeding Fiscal Years) equal to that Partner's share of the net decrease in the partner nonrecourse debt minimum gain. The General Partner shall, if the application of the partner nonrecourse debt minimum gain chargeback requirement would cause a distortion in the economic arrangement among the Partners, ask the Commissioner to waive the minimum gain chargeback requirement pursuant to Regulation (S)(S)1.704-2(f)(4) and 1-704-2(i)(4). The foregoing is intended to be the "chargeback of partner nonrecourse debt minimum gain" required by Regulation (S)1.704-2(i)(4) and shall be interpreted and applied in all respects in accordance with that Regulation.

          (b) If during any Fiscal Year of the Partnership a Partner unexpectedly receives an adjustment, allocation or distribution described in Regulation (S)1.704-1(b)(2)(ii)(d)(4), (5) or (6), which causes or increases a
                                -  -    -      -
deficit balance in the Partner's Adjusted Capital Account, there shall be allocated to the Partner items of income and gain (consisting of a pro rata portion of each item of Partnership income, including gross income, and gain for such year) in an amount and manner sufficient to eliminate such deficit as quickly as possible. The foregoing is intended to be a "qualified income offset" provision as described in Regulation (S)1.704-1(b)(2)(ii)(d) and shall
                                                                  -
be interpreted and applied in all respects in accordance with that Regulation.

     A Partner's "Adjusted Capital Account", at any time, shall equal the
                  ------------------------
Partner's Capital Account at such time (x) increased by the sum of (A) the amount of the Partner's share of partnership minimum gain (as defined in Regulation (S)1.704-2(g)(1) and (3)), (B) the amount of the Partner's share of partner nonrecourse debt minimum gain (as defined in Regulation (S)1.704-2(i)(5)) and (C) any amount of the deficit balance in its Capital Account the Partner is obligated to restore on liquidation of the Partnership pursuant to

Section 10.6(b) or other amount that the Partner is treated as obligated to
---------------
restore pursuant to Regulation (S)1.704-1(b)(2)(ii)(c) and (y) decreased by reasonably expected adjustments, allocations and distributions described in Regulation (S)1.704-1(b)(2)(ii)(d)(4), (5) and (6), subject to adjustment
                                -  -    -       -
pursuant to Section 3.3(e)(ii).  This definition shall be interpreted
            ------------------
consistently with Regulation (S)1.704-1(b)(2)(ii)(d).

          (c) If any Partner has a deficit in its Adjusted Capital Account, such Partner shall be specially allocated items of Partnership income and gain in the amount of such deficit as rapidly as possible, provided that an allocation
                                               --------
pursuant to this Section 4.2(c) shall be made if and only to the extent that
                 --------------
such Partner would have a deficit in its Adjusted Capital Account after all other allocations provided for in this Agreement have been tentatively made as if this Section 4.2(c) were not in this Agreement.
        --------------

          (d) Notwithstanding anything to the contrary in this Article IV,
                                                               ----------

          (i) Partnership losses, deductions or Code Section 705(a)(2)(b) expenditures that are attributable to a particular partner nonrecourse liability shall be allocated to the Partner that bears the economic risk of loss for the liability in accordance with the rules of Regulation (S)1.704-2(i); and,

          (ii) Partnership losses, deductions or Code Section 705(a)(2)(b) expenditures that are attributable to partnership nonrecourse liabilities shall be allocated to the Partners in proportion to their Net Capital Contributions.

          (e) Notwithstanding any provision of Section 4.1, no allocation of Net
                                               -----------
Losses shall be made to a Partner if it would cause the Partner to have a negative balance in its Adjusted Capital Account. Allocations of Net Losses that would be made to a Partner but for this Section 4.2(e) shall instead be
                                             --------------
made to other Partners pursuant to Section 4.1 to the extent not inconsistent
                                   -----------
with this Section 4.2(e).  To the extent allocations of Net Losses cannot be
          --------------
made to any Partner because of this Section 4.2(e), such allocations shall be
                                    --------------
made to the Partners in accordance with Section 4.1 notwithstanding this Section
                                        -----------                      -------
4.2(e).
------

          (f) To the extent that any item of income, gain, loss or deduction has been specially allocated pursuant to Paragraphs (b), (c), or (e) of this Section
                                     --------------  ---     ---         -------
4.2 and such allocation is inconsistent with the way in which the same amount
---
otherwise would have been allocated under Section 4.1, subsequent allocations
                                          -----------
under Section 4.1 shall be made, to the extent possible and without duplication,
      -----------
in a manner consistent with Paragraphs (a), (b), (c), and (e), which negate as
                            ---------- ---  ---- ---      ---
rapidly as possible the effect of all such inconsistent allocations under said

Paragraphs (b), (c), and (e).
---------- ---  ---      ---

          (g)  [Intentionally deleted]

          (h) Except to the extent otherwise required by the Code and Regulations, if an Interest in the Partnership or part thereof is transferred in any Fiscal Year, the Net Income, Net Loss and items of income, gain, loss, deduction and credit allocable to the Interest in the Partnership for such Fiscal Year shall be apportioned between the transferor and the transferee in proportion to the number of days in such Fiscal Year such Interest is held by each of them, except that, if they agree between themselves and so notify the General Partner within 30 days after the transfer, then at their option and expense, (i) all items or (ii) extraordinary items, including capital gains and losses, may be allocated to the Person who held the Interest on the date such items were realized or incurred by the Partnership.

          (i) In determining the Partners' share of the excess nonrecourse liabilities of the Partnership, if any, for purposes of Regulation (S)1.752-3(a)(3), the Partners' share of Partnership profits shall be proportional to the Partners' Net Capital Contributions.

          (j) Any allocations made pursuant to this Article IV shall be made in
                                                    ----------
the following order:

          (i) Section 4.2(a);

          (ii)  Section 4.2(b);
          (iii) Section 4.2(d);
          (iv)  Section 4.2(f);
          (v)   Section 4.1; and
          (vi)  Section 4.2(c).

These provisions shall be applied as if all distributions and allocations were made at the end of the Fiscal Year. Where any provision depends on the Capital Account of any Partner, that Capital Account shall be determined after the operation of all preceding provisions for the year. These allocations shall be made consistently with the requirements of Regulation (S)1.704-2(j).

          (k) The General Partner may vary the allocations provided for in

Article IV to the extent it believes it reasonably necessary to conform with the
----------
requirements of Regulation (S)1.704-1(b) and (S)1.704-2, provided any variations
                                                         --------
in the amounts allocated to a Partner shall not materially affect the amounts distributed to such Partner.

     Section 4.3.  Allocations for Income Tax Purposes.  The income, gains,
                   -----------------------------------
losses, deductions and credits of the Partnership shall be allocated in the same manner as the items entering into the computation of Net Income and Net Loss were allocated under Sections 4.1 and 4.2; provided, however, that solely for
                     ------------     ---  --------  -------
Federal, state and local income and franchise tax purposes -- and not for book or Capital Account purposes -- income, gain, loss and deduction with respect to any property properly carried on the Partnership's books at a Book Value other than the tax basis of such property shall be allocated in a manner determined in the General Partner's discretion, so as to take into account (consistently with Code Section 704(c) and Regulation (S)1.704-3) the difference between such property's Book Value and its tax basis.

     Section 4.3  Withholding.
                  -----------

          (a) The Partnership shall comply with withholding requirements under Federal, state and local laws and shall remit amounts withheld to and file required forms with the applicable jurisdictions. To the extent the Partnership is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Partner, the amount withheld shall be deemed to be a distribution in the amount of the withholding to that Partner.
In the event of any claimed over-withholding, Partners shall be limited to an action against the applicable jurisdiction. If the amount withheld has not been withheld from actual distributions, the Partnership may, at its option, (i) require the Partner to reimburse the Partnership for such withholding, which reimbursement shall be treated as a reduction in the deemed distribution to the Partners referred to in the previous sentence by such Partner, or (ii) reduce any subsequent distributions by the amount of such withholding. Each Partner agrees to furnish the Partnership with any representations and forms as shall reasonably be requested by the Partnership to assist it in determining the extent of, and in fulfilling, its withholding obligations.

          (b) Any Partner, that, for United States tax purposes, is a nonresident alien individual, foreign corporation, foreign partnership or foreign trust or estate (a "Foreign Partner") shall indemnify and hold harmless
                            ---------------
the Partnership and the other Partners from and against any
liability or loss with respect to withholding or other taxes, penalties, additions to tax or interest with respect to income allocated to or amounts distributed or paid to such Foreign Partner. This indemnity obligation shall not be affected by the Partnership's failure to comply, pursuant to Section
                                                                    -------
4.4(a), with any withholding requirements imposed by any jurisdiction.  Under
------
current law and the anticipated operations of the Partnership, the Partners agree that none of the income allocated to Foreign Partners shall be treated as effectively connected with a United States trade or business.


                                   ARTICLE V

                           DISTRIBUTIONS; WITHDRAWALS

     Section 5.1  Distributions Generally.  Subject to Sections 5.4 and 5.6, the
                  -----------------------              ------------     ---
Partnership shall distribute any cash distributions it receives from any Broadcast Investments (including the Holding Company) or any cash it realizes on the sale of any Broadcast Investments (including stock in the Holding Company) as soon as practicable after its receipt of such cash, provided, however, that
                                                       --------  -------
the Partnership need not make any distributions if the total amount distributed would be less than $1,000,000. Except for any distributions expressly required or permitted to be made under this Article V, and subject to Sections 5.4 and
                                   ---------                 ------------
5.6, the amount and timing of all other distributions of cash and of property
---
other than cash will be at the sole discretion of the General Partner. All distributions pursuant to this Section 5.1 should be made to the Partners as
                               -----------
follows:

          (a) First, an amount equal to the aggregate Adjusted Capital Credit Amounts of all Partners as of the date of such distribution shall be distributed to all of the Partners in proportion to their Adjusted Capital Credit Amounts as of the date of such distribution;

          (b) Second, an amount equal to the aggregate Unpaid Preferred Returns of all Partners as of the date of such distribution shall be distributed to all of the Partners in proportion to their Unpaid Preferred Returns as of the date of such distributions;

          (c) Third, to the General Partner until the General Partner has received an amount equal to 25% of all amounts distributed to the Partners pursuant to Section 5.1(b) or deemed distributed pursuant to Section 5.1(b)
            --------------                                   --------------
pursuant to the third sentence of Section 5.2;
                                  -----------

          (d) Fourth, (i) 80% to all of the Partners in proportion to their Net Capital Contributions and (ii) 20% to the General Partner; and

          (e)(i) Notwithstanding the provisions of Section 5.1(a), (b), (c) and
                                                   --------------  ---  ---
     (d), if the General Partner pays the Partnership any Portfolio Company Fees
     ---
     pursuant to Section 8.12(b), the distributions to any Foreign Partner after
                 ---------------
     such payment shall be reduced by an aggregate amount equal to the gross income that shall be reallocated to the General Partner and ATP from such Foreign Partner pursuant to Section 4.1(e)(i) hereof as a result
                                 -----------------
     of such payment, and the amount of such reduction shall instead be distributed to the General Partner and ATP in proportion to such Partners' Net Capital Contributions.

          (ii) Notwithstanding the provisions of Section 5.1(a), (b), (c) and
                                                 --------------  ---  ---
     (d), if (i) the General Partner and ATP have received any distributions
     ---
     pursuant to Section 5.1(e)(i) hereof that would otherwise have been
                 -----------------
     distributed to a Foreign Partner and (ii) the Partnership has recognized income or gain as a result of distributions or proceeds of sales referred to in Section 4.1(e)(ii) hereof, the distributions to each of the General
           ------------------
     Partner and ATP shall be reduced by an amount equal to the lesser of (x) the distributions received by each such Partner pursuant to Section
                                                                 -------
     5.1(e)(i) hereof that would otherwise have been distributed to such Foreign
     ---------
     Partner and (y) the income and gain that shall be reallocated to such Foreign Partner pursuant to Section 4.1(e)(ii) hereof, and the amount of
                                 ------------------
     such reduction shall instead be distributed to such Foreign Partner.

          (iii)  Except as specifically provided in Sections 5.1(e)(i) and
                                                    ------------------
     5.1(e)(ii), all cash distributions pursuant to Section 5.1 shall be
     ----------                                     -----------
     effected as if the provisions of Sections 5.1(e)(i) and 5.1(e)(ii) had not
                                      ------------------     ----------
     been operative.

     Section 5.2  Tax Distributions.  For each Fiscal Year, the Partnership
                  -----------------
shall, during such Fiscal Year or the immediately subsequent Fiscal Year, but not later than 90 days following the end of such Fiscal Year, use its reasonable best efforts to distribute to each Partner, with respect to such Fiscal Year, a distribution in an amount equal to such Partner's Presumed Tax Liability for such Fiscal Year (a "Tax Distribution"). Any amount distributed to a Partner with respect to a Fiscal Year (including any distribution designated as a Tax Distribution after such Fiscal Year but not later than 90 days after the end of such Fiscal Year) shall (i) for purposes of Section 10.6(b), be treated as a Tax Distribution to the extent such distribution does not exceed such Partner's Presumed Tax Liability for such Fiscal Year and (ii) with respect to later distributions made with respect to such Fiscal Year, reduce the amount distributable to such Partner as a Tax Distribution for such Fiscal Year. Any amount distributed pursuant to this Section 5.2 shall be deemed to be advance
                                    -----------
distributions of amounts otherwise distributable to the Partners pursuant to

Section 5.1 and shall reduce the amounts that would subsequently otherwise be
-----------
distributable to the Partners pursuant to Section 5.1 in the order they would
                                          -----------
otherwise have been distributable. The General Partner may distribute Tax Distributions on an estimated basis prior to the end of a Fiscal Year, provided
                                                                       --------
that if the amounts distributed by the General Partner as estimated Tax Distributions exceed the amount of Tax Distributions to which such Partner is entitled to for such Fiscal Year, the excess shall be treated as a distribution to such Partner pursuant to Section 5.1 and if any Partner receives amounts in
                            -----------
excess of the aggregate amount which such Partner is entitled to pursuant to

Sections 5.1 and 5.2, the Partner shall promptly after the end of the Fiscal
------------     ---
Year return such excess to the Partnership.

     Section 5.3  Withdrawal Rights.  Partners may not withdraw all or any part
                  -----------------
of the balance of their Capital Accounts.

     Section 5.4  Limitations on Distributions.  Notwithstanding anything herein
                  ----------------------------
contained to the contrary, no distribution under this Agreement shall be made if such distribution would violate the Revised Uniform Act.

     Section 5.5  Distributions Upon Withdrawal.  Upon the withdrawal of all or
                  -----------------------------
a portion of any Limited Partner's Capital Account under 14.1, the Partnership
                                                         ----
shall, subject to Section 5.6, distribute cash or property to such Partner, as
                  -----------
follows:

          (a) for a withdrawal of less than 90% of a Limited Partner's Interest in the Partnership, the full amount payable within 30 days after the effective date of such withdrawal; and

          (b) for a withdrawal of 90% or more of a Limited Partner's Interest in the Partnership, then (i) within 30 days after the effective date of such withdrawal, in an amount equal to at least 90% of the amount payable pursuant to

14.1, and (ii) as promptly as practicable, but not later than 30 days, after
----
completion of the audit required by Section 6.1(b) for the Fiscal Year in which
                                    --------------
the effective date of such withdrawal falls, in an amount equal to the balance of the amount payable.

     Section 5.6  Reserves.  In connection with any distribution to a Partner
                  --------
under this Article V or pursuant to Section 14.1, the General Partner shall be
           ---------                ------------
entitled to cause the Partnership to establish such reserves as it deems reasonably necessary for any contingent or unforeseen Partnership liabilities, and, at the expiration of such period as shall be deemed advisable by the General Partner, the balance shall be distributed to such Partner (or such Partner's legal representative).


                                   ARTICLE VI

               BOOKS OF ACCOUNT, RECORDS AND REPORTS, INFORMATION
                   REGARDING THE HOLDING COMPANY, FISCAL YEAR

     Section 6.1  Books and Records.
                  -----------------

          (a) Proper and complete records and books of account shall be kept by the General Partner in which shall be entered fully and accurately all transactions and other matters relative to the Partnership's business as are usually entered into records and books of account maintained by Persons engaged in businesses of a like character, including a Capital Account for each Partner. The Partnership books and records shall be kept in accordance with generally accepted accounting principles. The books and records shall at all times be maintained at the principal office of the Partnership and shall be open to the inspection and examination of the Partners or their duly authorized representatives for a proper purpose during reasonable business hours and at the sole cost and expense of the inspecting or examining Partner. The Partnership shall maintain at its office and make available to any Limited Partner or any designated representative of any Limited Partner a list of names and addresses of, and Interests in the Partnership owned by, all Partners.

          (b) The books of account and records of the Partnership shall be audited as of the end of each Fiscal Year by the Accountants.

     Section 6.2  Reports; Information Regarding Holding Company.
                  ----------------------------------------------

          (a) As soon as practicable, but in no event later than 45 days, following the end of each of the first three quarters of each Fiscal Year, the General Partner shall cause the Partnership to send to each Limited Partner unaudited financial statements of the Partnership.

          (b) As soon as practicable, but in no event later than 90 days, after the end of each Fiscal Year, the General Partner shall cause the Partnership to send to each Limited Partner (i) financial statements (which shall be prepared in accordance with generally accepted accounting principles and shall be audited by the Accountants), including a balance sheet and statements of income, cash flow and Partners' equity showing the cash distributed in such Fiscal Year and the balance of each Capital Account of such Partner at the end of such Fiscal Year and the manner of its calculation, and (ii) a copy of Schedule K-1 to Internal Revenue Service Form 1065 (or any successor form) prepared by the Accountants, indicating such Partner's share of the Partnership's income, loss, gain, expense and other items relevant for Federal income tax purposes.

          (b) Promptly following the Partnership's receipt of any financial information provided by the Holding Company in accordance with the Stockholders Agreement, the General Partner shall cause the Partnership to send copies of such financial information to each Limited Partner.

     Section 6.3  Fiscal Year.  The fiscal year of the Partnership (the "Fiscal
                  -----------                                            ------
Year") shall be the calendar year; provided, however, that the last Fiscal Year
----                               --------  -------
of the Partnership shall end on the date on which the Partnership is terminated.


                                  ARTICLE VII

               POWERS, RIGHTS AND DUTIES OF THE LIMITED PARTNERS

     Section 7.1  Limitations.  Except as otherwise expressly set forth in this
                  -----------
Agreement, the Limited Partners shall not (a) participate in the management or control of the Partnership's business; (b) transact any business for the Partnership; or, (c) have the power to act for or bind the Partnership, such powers being vested solely and exclusively in the General Partner. The Limited Partners shall have no interest in the properties or assets of the General Partner, or any equity therein, or in any proceeds of any sales thereof (which sales shall not be restricted in any respect), by virtue of acquiring or owning an Interest in the Partnership.

     Section 7.2  Liability.  Subject to the Revised Uniform Act and except as
                  ---------
provided in Section 3.3(a), no Limited Partner shall be liable for the
            --------------
repayment, satisfaction or discharge of any debts, liabilities or other obligations of the Partnership in excess of such Limited Partner's Capital Account balance.

     Section 7.3  Priority.  Except as otherwise expressly set forth in Article
                  --------                                              -------
IV, no Limited Partner shall have priority over any other Limited Partner as to
--
Partnership allocations or distributions.

                                  ARTICLE VIII

                POWERS, RIGHTS AND DUTIES OF THE GENERAL PARTNER

     Section 8.1  Authority.  Except as otherwise expressly set forth in this
                  ---------
Agreement, the General Partner shall have exclusive and complete authority and discretion to manage the operations and affairs of the Partnership and to make all decisions regarding the business of the Partnership. Any action taken by the General Partner shall constitute the act of and serve to bind the Partnership. In dealing with the General Partner acting on behalf of the Partnership, no Person shall be required to inquire into the authority of the General Partner to bind the Partnership. Persons dealing with the Partnership are entitled to rely conclusively on the power and authority of the General Partner as set forth in this Agreement.

     Section 8.2  Powers and Duties of General Partner.  Except as otherwise
                  ------------------------------------
expressly set forth in this Agreement, the General Partner shall have all rights and powers of a general partner under the Revised Uniform Act and shall have all authority, rights and powers in the management of the Partnership business to do any and all other acts and things necessary, proper, convenient or advisable to effectuate the objectives and purposes of this Agreement, including by way of illustration but not by way of limitation, the following:

          (a) To acquire, hold, sell, transfer, exchange, pledge, mortgage, grant a security interest in, dispose of and otherwise deal with all or any part of the Partnership Assets, and incident thereto, to liquidate Partnership Assets at any time during the term of the Partnership and to reinvest the proceeds thereof;

          (b) To do such other acts as the General Partner may deem necessary or advisable, or as may be incidental to or necessary for the conduct of the business of the Partnership, including, without limitation, to enter into, make and perform agreements, undertakings and transactions with the General Partner, any other Partner or any shareholder, direct or indirect partner, Affiliate or employee of any of them, or with any other Person having any business, financial or other relationship with the General Partner, any other Partner or any direct or indirect partner, Affiliate or employee of any of them;

          (c) To consult with legal counsel, independent public accountants and other experts selected by the General Partner on behalf of the Partnership;

          (d) To establish such reserves from Partnership funds as the General Partner, in its sole discretion, may deem necessary or advisable for Partnership operations and for the payment of Partnership obligations;

          (e) To determine the Value of any or all of the Partnership Assets when such determination is required under this Agreement, all of which valuations and determinations shall be final and binding on the Partnership and Partners;

          (f) To resolve, in its sole discretion, any ambiguity regarding the application of any provision of this Agreement in the manner it deems equitable, practicable and consistent with this Agreement and applicable law;

          (g) To exercise all rights, powers, privileges and other incidents of ownership or possession with respect to any Partnership Assets, including, without limitation, voting the shares of common stock or other equity securities of the Holding Company, the institution and settlement or compromise of suits and administrative proceedings and other similar matters;

          (h) To open, maintain and close bank accounts and draw checks or other orders for the payment of money;

          (i) To employ or retain and dismiss accountants, consultants, attorneys and such other agents and employees for the Partnership as it may deem necessary or advisable, and authorize any such agent or employee to act for and on behalf of the Partnership;

          (j) To make such elections under the Code and other relevant tax laws as to the treatment of items of Partnership income, gain, loss and deduction, and as to all other relevant matters, as the General Partner deems necessary or appropriate, including elections referred to in Code Section 754, determination of which items of cash outlay are to be capitalized or treated as current expenses and selection of the method of accounting and bookkeeping procedures to be used by the Partnership;

          (k) To bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Partnership;

          (l) To deposit, withdraw, invest, disburse, retain and distribute the Partnership funds in a manner consistent with this Agreement;

          (m) To take all action which may be necessary or appropriate for the continuation of the Partnership's valid existence as a limited partnership under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Limited Partners or to enable the Partnership to conduct the business in which it is engaged; and,

          (n) To execute and deliver any and all agreements, instruments or other documents as are necessary or desirable to carry out the intentions and purposes of the above duties and powers.

     Section 8.3  Partnership Funds.  Partnership funds shall be held in the
                  -----------------
name of the Partnership and shall not be commingled with those of any other Person. Partnership funds shall be used by the General Partner only for the business of the Partnership.

     Section 8.4  Transactions with Affiliates.
                  ----------------------------

          (a) Subject to Section 8.8(b)(iv), nothing in this Agreement shall preclude the General Partner from causing or permitting the Partnership, or the Partnership from causing or permitting the Holding Company, to contract for the performance of services by or purchase or lease any property from the General Partner or any of its Affiliates, provided that (i) (x) such Person is engaged, independently of the Partnership and as an ordinary and on-going business, in the business of rendering such services or selling or leasing such property to a substantial extent to other Persons, and (y) the compensation, price or rental therefor is competitive with the compensation, price or rental paid to other Persons in the area engaged in the business of rendering comparable services or selling or leasing comparable property which could reasonably be made available to the Partnership; (ii) such Person is not so engaged in such business, but the compensation, price or rental is the cost (including carrying cost) of such services or property to such Person or the competitive rate which could be obtained in the area, whichever is less; or, (iii) such purchase, lease or contract is otherwise specifically permitted by this Agreement. Nothing herein shall be construed as a guarantee by the General Partner of the performance by any Affiliate, designee or nominee of its obligations under any contract between any such Affiliate and the Partnership.

          (b) Except as otherwise provided in this Agreement and except for the General Partner's interest in distributions, capital, profits, income, gain, loss, deduction and credit of the Partnership and amounts paid to the General Partner pursuant to Section 8.12, neither the General Partner nor any Affiliate
                    ------------
of the General Partner shall receive compensation from the Partnership; it being understood and acknowledged that any Portfolio Company Fees and Exempt Transaction Fees paid to the General Partner or its Affiliates do not constitute compensation from the Partnership.

     Section 8.5  Other Activities and Competition.
                  --------------------------------

          (a) Neither the General Partner nor any of its Affiliates shall be required to manage the Partnership as its sole and exclusive function. The General Partner and each of the Principals shall devote such time to the Partnership's business as the General Partner, in its sole discretion, shall deem to be necessary to manage and supervise the Partnership's business and affairs in an efficient manner. Except as set forth in paragraph (b) of this
                                                        -------------
Section 8.5, the General Partner, its Affiliates and agents, officers, directors
-----------
and employees of the General Partner and its Affiliates may engage in or possess any interests in business ventures and may engage in other activities of every kind and description independently or with others in addition to those relating to the Partnership. Each Limited Partner authorizes, consents to and approves of such present and future activities by such Persons. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to other ventures or activities of the General Partner or its Affiliates or to the income or proceeds derived therefrom.

          (b) Notwithstanding anything to the contrary in paragraph (a) of this
                                                          -------------
Section 8.5, prior to December 31, 1997, neither the General Partner, the
-----------
general partner in the General Partner nor any of their respective Affiliates (including without limitation the Principals) shall directly or indirectly, other than (i) through the Partnership, (ii) as a result of the ownership by ATP or TIP of securities of the Holding Company, (iii) an investment by Ibra Morales through a Minority Company in which the Holding Company directly or indirectly holds voting and/or non-voting securities which provide the Holding Company with a substantial economic interest in the Minority Company or (iv) through the Holding Company, invest in or engage in any business activities (including without limitation, the organization or active participation in any partnership or other investment fund) relating to the television broadcast business;

provided, however, that nothing in this Agreement, including this Section
--------  -------                                                 -------
8.5(b), shall adversely affect or limit the ability or authority of any
------
Affiliate of the General Partner, including the Principals, from (i) investing in, owning, managing and actively participating in Argyle Television Holding, Inc. and its Affiliates (collectively, "Argyle I"); (ii) making personal non-
                                        --------
controlling passive investments in securities; (iii) serving as a director to any Person involved in broadcast television or related businesses (and receiving director fees and stock options in connection therewith); (iv) maintaining or taking action in respect of the Principals existing investment in Katz Holding Corporation and (v) undertaking any other activities approved from time to time by the Advisory Committee. It is hereby understood and acknowledged that, consistent with the foregoing, the General Partner or any of its Affiliates may organize and/or actively participate in a partnership or other investment fund formed for the purpose of investing in the cable television industry.

     Section 8.6  Nature and Validity of Transactions with General Partner and
                  ------------------------------------------------------------
Affiliates.  Subject to Sections 8.4 and 8.8, the General Partner or any
----------              ------------     ---
Affiliate of the General Partner may be employed or retained by the Partnership in any capacity. Except as provided in Section 8.4 or 8.8, the validity of any
                                        -----------    ---
transaction, agreement or payment involving the Partnership and the General Partner or any of its Affiliates otherwise permitted by this Agreement shall not be affected by reason of the relationship between the General Partner and such Affiliate or the approval of such transaction, agreement or payment by the General Partner.

     Section 8.7  Exculpation.  Subject to Section 10.6(b), (a) the General
                  -----------              ---------------
Partner shall not be personally liable for the return of any portion of the Capital Contributions (or any return thereon) of the Limited Partners; (b) the return of such Capital Contributions (or any return thereon) shall be made solely from assets of the Partnership; and, (c) the General Partner shall not be required to pay to the Partnership or any Limited Partner any deficit in any Capital Account of the General Partner or any Limited Partner upon dissolution or otherwise. No Limited Partner shall have the right to demand or receive property other than cash for its Interest in the Partnership. Neither the General Partner nor any of its Affiliates shall be liable, responsible or accountable in damages or otherwise to the Partnership or any Limited Partner for any loss incurred as a result of any act or failure to act by the General Partner on behalf of the Partnership unless such loss is finally determined by a court of competent jurisdiction to have resulted solely from the General Partner's bad faith, willful misconduct or gross negligence.

     Section 8.8  Limits on General Partner's Powers.  Anything in this
                  ----------------------------------
Agreement to the contrary notwithstanding, the General Partner shall:

          (a) Not, without the prior consent of the specific act by all the Limited Partners given in this Agreement or by other written instrument executed and delivered by all the Limited Partners subsequent to the date of this Agreement, cause or permit the Partnership to

            (i) Knowingly make, do or perform any act, or knowingly cause any act to be made, done or performed, which would make it impossible to carry on the ordinary business of the Partnership;

            (ii) Possess Partnership property or assign Partnership property, for other than a Partnership purpose;

            (iii)  Make any loans to the General Partner or its Affiliates;

            (iv) Admit a Person as a Partner, except as provided in this Agreement;

            (v) Knowingly perform any act that would subject any Limited Partner to liability as a general partner in any jurisdiction; or,

            (vi) Except as provided in Section 3.3(c), incur any indebtedness,
                                       --------------
     provided, however, its is understood and agreed that this provision is not
     --------  -------
     intended to limit or restrict in any way the Holding Company or any Portfolio Company from incurring debt; or,

          (b) Not, without the prior consent of the specific act by the Advisory Committee, cause or permit the Partnership to:

            (i) Waive any rights the Partnership may have under the Stockholders Agreement;

            (ii) Provide any consent, pursuant to Section 2.3 of the Stockholders Agreement, to any of the actions to be taken by the Holding Company described in paragraphs (i), (ii), (iii), (iv) or (v) of Section
     2.3 of the Stockholders Agreement;

            (iii)  Agree to any material amendment to the Stockholders
     Agreement;

            (iv) Enter into any transaction (other than the formation and operation of any Minority Company or the payment of any fees, expenses or other payments specifically provided for under this Agreement) between the Partnership and any Affiliate of the

     Partnership (including without limitation any Principal and any Affiliate of any Principal); or,

          (c) Cause the Partnership to exercise any right it has to participate in a Tag-Along Sale (as defined in the Stockholders Agreement) pursuant to
Section 5.1 of the Stockholders Agreement, unless the Advisory Committee consents to the Partnership not exercising such right. For purposes of this
Section 8.8, an Affiliate of any Principal shall include any Person in which
-----------
such Principal owns, directly or indirectly, 10% or more of the aggregate economic interest in such Person.

     Section 8.9  Tax Matters Partner.  For purposes of Code Section 6231(a)(7),
                  -------------------
the "Tax Matters Partner" shall be the General Partner, as long as it remains the general partner of the Partnership. The Tax Matters Partner shall keep the Limited Partners fully informed of any inquiry, examination or proceeding, including, without limitation, promptly notifying Limited Partners of the beginning and completion of an administrative proceeding at the Partnership level promptly upon such notice being received by the Tax Matters Partner.

     Section 8.10  Indemnification of General Partner.  The Partnership shall
                   ----------------------------------
indemnify and hold harmless the General Partner, its partners, the officers, directors and partners of the partners in the General Partner and the Affiliates of the General Partner (and their respective officers, agents and employees) from and against any claim, loss, expense, damage or injury suffered or sustained by them, by reason of any acts, omissions or alleged acts or omissions arising out of or in connection with the Partnership or this Agreement, including, without limitation, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except that the Partnership shall not be responsible under this Section 8.10 to an indemnified
                                                ------------
party for any claim, loss, expense, damage or injury to the extent it is finally determined by a court of competent jurisdiction to have resulted solely from such indemnified party's bad faith, wilful misconduct or gross negligence.

     Section 8.11  Expenses.
                   --------

          (a) The General Partner shall pay, and the Partnership will not be obligated to pay, the following expenses related to Partnership activities: salaries and fringe benefits of professional, administrative, clerical, bookkeeping, secretarial and other personnel of the General Partner and the Partnership; rent, office equipment, fire and theft insurance, heat, light, cleaning, power, water and other utilities of any office space maintained by the General Partner on its own behalf or on behalf of the Partnership; stationery, postage, office supplies for the General Partner and the Partnership; and all Offering and Organization Costs in excess of an amount equal to 2.5% of the aggregate Capital Commitments of all Partners. To the extent that any payment of expenses by the General Partner is treated as a capital contribution by the General Partner to the Partnership, the General Partner shall be specially allocated (for both book and income tax purposes) all deductions and other book and tax items and adjustments related to such payment.

          (b) The Partnership shall pay, and the General Partner shall not be obligated to pay, all expenses of the Partnership other than those to be paid by the General Partner pursuant to paragraph (a) of this Section 8.11, including,
                                -------------         ------------
but not limited to, Offering and Organization Costs up to an amount equal to 2.5% of the aggregate Capital Commitments of all Partners, all expenses incurred in connection with the acquisition by the Partnership of any Broadcast Investment and legal, travel, accounting and appraisal expenses. The Partnership shall reimburse the General Partner for any such costs advanced by the General Partner on behalf of the Partnership.

          (c) During the Commitment Period, the Partnership and the ATI Partnership will also pay to the Holding Company an amount, not to exceed in any one year an amount equal to .50% of the aggregate Capital Commitments of the Partners of the Partnership and the partners of the ATI Partnership, equal to the excess, if any, of (i) the amount of corporate general and administrative expenses of the Holding Company (on a consolidated basis) ("Holding Company
                                                            ---------------
Expense Amount") over (ii) the amount of such expenses permitted to be paid by
--------------
the Holding Company (on a consolidated basis) pursuant to the covenants in
Article IX of the Credit Agreement, or any similar covenant contained in any other credit or other financing agreement entered into by the Holding Company or any of its subsidiaries ("Permitted Holding Company Expense Amount"). This
                          ----------------------------------------
payment shall be allocated between the Partnership and the ATI Partnership on a pro rata basis based on the Capital Commitments of the partners of the ATI Partnership compared to the Capital Commitments of the Partners of the Partnership.

     Section 8.12  Management Fee and Portfolio Fees.
                   ---------------------------------

          (a) The Partnership recognizes that the ATI Partnership paid on [APRIL 1, 1997] a management fee to ATIGP in an amount described in Section 8.12(a)(iii) of the ATI Partnership Agreement. On the date of this Agreement, the unearned portion of such amount, determined by treating such amount as earned evenly on a daily basis shall be allocated between the Partnership and the ATI Partnership based on a comparison of the aggregate Capital Commitments of the Partners of the Partnership compared to the aggregate Capital Commitments of all partners of ATI Partnership. Further, the Partnership shall pay to the General Partner as compensation for its management services, in advance, a quarterly management fee as follows: (i) within five Business Days following the date of an increase in the Capital Commitment of any existing Limited Partner, the Partnership shall pay an amount equal to the product of (A) .375% of the amount of increase in the Capital Commitments of all existing Limited Partners and (B) a fraction, the numerator of which is the number of days remaining after such date in the calendar quarter in which such date occurs and the denominator of which is 90 and (ii) on the first day of each calendar quarter starting with the quarter beginning on [JULY 1, 1997], the Partnership shall pay an amount equal to (A) the sum of (I) .375% of the excess of (x) the aggregate Capital Commitments of all Partners prior to such date over (y) the aggregate Net Capital Contributions of cash made to the Partnership or ATI Partnership and (II) .125% of the aggregate amount of Net Capital Contributions of cash made to the Partnership or ATI Partnership made prior to such date, less (B) an amount equal to .25% of each Capital Contribution of cash made to the Partnership or ATI Partnership made to the Partnership during the immediately preceding calendar quarter multiplied by a fraction, the numerator of which is the number of days remaining in such immediately preceding calendar quarter after the date of such Capital Contribution and the denominator of which is 90.

          (b) The General Partner shall pay to the Partnership all Portfolio Company Fees (as defined below) paid to the General Partner or its Affiliates at any time. "Portfolio Company Fees" means (i) any advisory fees which are paid
            ----------------------
by a Portfolio Company or by the Holding Company for financial consulting or management supervisory services provided to such Portfolio Company or the Holding Company, (ii) any investment banking or other transaction fees which are paid in connection with (A) negotiating the acquisition of a direct or indirect Broadcast Investment by the Holding Company or the Partnership and/or arranging the financing for such acquisition and (B) any refinancings or divestitures of or undertaken by, or other investment banking services provided to, a Portfolio Company in connection with any Broadcast Investment, other than Exempt Transaction Fees, (iii) any break-up fees which are paid in connection with transactions undertaken on behalf of the Partnership or the Holding Company,
(iv) any director fees which are paid to any Principal in his capacity as a director of the Holding Company or any Portfolio Company and (v) any Exempt Transaction Fees which are paid to the General Partner or its Affiliates related to any sale of a Broadcast Investment which sale is in connection with the sale of all or substantially all of the Partnership's assets.

          (c)  [Intentionally deleted]

          (d) For purposes of maintaining Capital Accounts, the Management Fees shall be deemed to accrue on a daily basis.

          (e) In no event shall the aggregate Management Fees payable to the General Partner for any Fiscal Year pursuant to Section 8.12(a) exceed the
                                                ---------------
Excess Holding Company Expense Amount for such Fiscal Year. Promptly after the end of each Fiscal Year other than the Fiscal Year in which the Partnership is terminated and, in the Fiscal Year in which the Partnership terminates, immediately prior to the liquidation of the Partnership, the General Partner shall compute the Excess Holding Company Expense Amount for such Fiscal Year.
To the extent the aggregate amount paid to the General Partner for such Fiscal Year pursuant to Section 8.12(a) exceeds the Excess Holding Company Expense
                 ---------------
Amount for such Fiscal Year, the General Partner shall pay such excess to the Partnership. All payments of Management Fees to the General Partner pursuant to
Section 8.12(a) prior to the calculation of the Excess Holding Company Expense
---------------
Amount shall be deemed advances of the Management Fee payable to the General Partner and the General Partner's payment of any amount pursuant to this Section
                                                                         -------
8.12(e) shall be deemed a repayment of such advance.  The provisions of this
-------
Section 8.12(e) shall be coordinated with the provisions of Section 8.12(e) of the ATI Partnership Agreement so that these provisions are applied on an aggregate basis, based on a comparison of the aggregate Capital Commitments of the Partners of the Partnership, compared to the Capital Commitments of the partners of the ATI Partnership.

     Section 8.13  Advisory Committee.
                   ------------------

          (a) An Advisory Committee shall be established (i) to approve those business activities in which the General Partner, the general partner in the General Partner or any of their respective Affiliates may invest or engage pursuant to Section 8.5(b)(v), (ii) to review conflicts of interest that may
            -----------------
arise between the Partnership and the General Partner or any of its Affiliates,
(iii) generally to consult with the General Partner on the Partnership's progress in achieving its investment objectives and (iv) to determine whether to provide consent to the specific acts set forth in Section 8.8(b). The Advisory
                                                  --------------
Committee will not be responsible for making or selecting the Partnership's Broadcast Investments and at any time the Partnership owns voting securities of the Holding Company or otherwise obtains an attributable interest in a broadcast station or a cable television system, will not communicate with the General Partner or the Partnership on any matters pertaining to the day-to-day operations of the Partnership's business. Notwithstanding anything contained in this paragraph (a), the Advisory Committee shall be established and shall be
     -------------
conducted pursuant to this Section 8.13 only to the extent consistent with FCC
                           ------------
provisions regarding the criteria for the non-attribution of interests held by a limited partnership to its limited partners, including without limitation, those set forth in Section 14.5.
             ------------

          (b) The Advisory Committee shall consist of up to three Members designated by the General Partner (which Members will be unaffiliated with the General Partner). Any Non-Defaulting Limited Partner whose Capital Commitment equals or exceeds $25 million shall be entitled to designate a Member. Each Member shall hold office until death, resignation, or removal by the Partner who designated such Member.

          (c) At each meeting of the Advisory Committee, the presence in person or by telephone of at least two-thirds of the Members shall be necessary to constitute a quorum for the transaction of business. Any action of the Advisory Committee, including, without limitation, any consent or approval provided for herein, shall require a two-thirds affirmative vote of the Members present that are not Affiliates of the General Partner. Any action required or permitted to be taken at the meeting of the Advisory Committee may be taken without a meeting if each Member consents thereto in writing.

          (d) The Advisory Committee shall hold meetings upon the request of the General Partner or a majority of the Members of the Advisory Committee, but in no event shall such meetings be held less frequently than once a year. Meetings of the Advisory Committee shall be held at such times and places as reasonably determined by the General Partner. Any meeting of the Advisory Committee may be held by conference telephone call, or through similar communications equipment by means of which all persons participating in the meeting can hear each other.  Participation in a telephonic meeting held pursuant to this Section
                                                                         -------
8.13 shall constitute presence in person at such meeting.
----

          (e) Any Member may resign by giving the General Partner prior written notice. Any Member designated by a Limited Partner that becomes a Defaulting Limited Partner shall, immediately following such Limited Partner becoming a Defaulting Limited Partner, be removed as a Member and such Defaulting Limited Partner shall cease to have the right to designate a Member.


                                   ARTICLE IX

                       TRANSFERS OF INTERESTS BY PARTNERS

     Section 9.1  General.  Subject to Section 3.3(b), no Partner may sell,
                  -------              --------------
assign, pledge or in any manner dispose of or create or suffer the creation of, a security interest in or any encumbrance on all or a portion of its Interest in the Partnership (the commission of any such act being referred to as a "Transfer", any person who effects a Transfer being referred to as a
 --------
"Transferor" and any person to whom a Transfer is effected being referred to as
 ----------
a "Transferee"), except in accordance with the terms and conditions set forth in
   ----------
this Article IX and Article XIV.  No Transfer of an Interest in the Partnership
     ----------     -----------
shall be effective until such time as all requirements of this Article IX and
                                                               ----------
Article XIV in respect thereof have been satisfied and, if consents, approvals
-----------
or waivers are required by the General Partner, all of same shall have been confirmed in writing by the General Partner. Any Transfer or purported Transfer of an Interest in the Partnership not made in accordance with this Agreement (a "Void Transfer") shall be null and void and of no force or effect whatsoever.
 -------------
Any amounts otherwise distributable under Article V in respect of an Interest in
                                          ---------
the Partnership that has been the subject of a Void Transfer may be withheld by the General Partner until the Void Transfer has been rescinded, whereupon the amount withheld shall be distributed without interest.

     Section 9.2  Transfer of Interest of General Partner.
                  ---------------------------------------

          (a) The General Partner may not, directly or indirectly, Transfer all or any portion of its Interest in the Partnership as the General Partner without the prior written consent of Two-Thirds-in-Interest of the Non-Defaulting Limited Partners.

          (b) No Transferee of the General Partner's Interest in the Partnership shall be admitted to the Partnership as a General Partner without the prior written consent of Two-Thirds-in-Interest of the Non-Defaulting Limited Partners. Unless a Transferee of the General Partner's Interest in the Partnership is admitted as a General Partner under this Section 9.2(b), it shall
                                                        --------------
have none of the powers of a General Partner hereunder and shall have only such rights of an assignee under the Revised Uniform Act as are consistent with this Agreement.

          (c) Upon the Transfer of the entire Interest in the Partnership of the General Partner and effective upon the admission of its Transferee as a General Partner, the Transferor shall be deemed to have withdrawn from the Partnership as a General Partner.

     Section 9.3  Transfer of Interest of Limited Partners.
                  ----------------------------------------

          (a) A Limited Partner may not Transfer all or any portion of its Interest in the Partnership, without the prior written consent of the General Partner, which consent may be given or withheld in the General Partner's sole discretion.

          (b) The Transferee of a Limited Partner's Interest in the Partnership may be admitted to the Partnership as a Substituted Limited Partner only upon the prior consent of the General Partner, which consent may be given or withheld in the General Partner's sole discretion. Unless a Transferee of a Limited Partner's Interest in the Partnership is admitted as a Substituted Limited Partner under this Section 9.3(b), it shall have none of the powers of a Limited
                   --------------
Partner hereunder and shall have only such rights of an assignee under the Revised Uniform Act as are consistent with this Agreement. No Transferee of a Limited Partner's Interest shall become a Substituted Limited Partner unless such Transfer shall be made in compliance with Sections 9.3(a) and 9.4.
                                               ---------------     ---

          (c) Upon the Transfer of the entire Interest in the Partnership of a Limited Partner and effective upon the admission of its Transferee as a Limited Partner, the Transferor shall be deemed to have withdrawn from the Partnership as a Limited Partner.

          (d) Upon the death, disability, dissolution, withdrawal in contravention of Section 10.1 or the bankruptcy of a Limited Partner (the
                 ------------
"Withdrawing Limited Partner"), the General Partner shall have the right to
----------------------------
treat such Partner's successor(s)-in-interest as assignee(s) of such Partner's Interest in the Partnership, with none of the powers of a Limited Partner hereunder and with only such rights of an assignee under the Revised Uniform Act as are consistent with this Agreement. For purposes of this Section 9.3(d), if
                                                             --------------
a Withdrawing Limited Partner's Interest in the Partnership is held by more than one Person (for purposes of this Paragraph, the "Assignees"), the Assignees
                                                 ---------
shall appoint one Person with full authority to accept notices and distributions with respect to such Interest in the Partnership on behalf of the Assignees and to bind them with respect to all matters in connection with the Partnership or this Agreement.

          (e) Notwithstanding anything herein to the contrary, in no event may an Interest in the Partnership be subdivided for transfer or resale into Interests in the Partnership smaller than an Interest in the Partnership the initial cost of which would have been at least $20,000.

     Section 9.4  Further Requirements.  In addition to the other requirements
                  --------------------
of Section 9.3 and any requirements relating to Transfer contained in Article
   -----------                                                        -------
XIV, and unless waived in whole
---
or in part by the General Partner, no Transfer of all or any portion of an Interest in the Partnership may be made unless the following conditions are met:

          (a) The Transferor shall have paid all reasonable costs and expenses, including, without limitation, attorneys fees and disbursements and the cost of the preparation, filing and publishing of any amendment to this Agreement or the Certificate, incurred by the Partnership in connection with the Transfer;

          (b) The Transferor shall have delivered to the General Partner a fully executed copy of all transfer documents relating to the Transfer, including, without limitation, an Instrument of Transfer, executed by both the Transferor and the Transferee, and the agreement in writing of the Transferee to:

               (i) Be bound by the terms imposed upon such Transfer by the General Partner and by the terms of this Agreement; and,

               (ii) Assume all obligations of the Transferor under this Agreement relating to the Interest in the Partnership that is the subject of such Transfer;

          (c) The General Partner shall have been reasonably satisfied, including at its option having received an opinion of counsel to the Partnership reasonably acceptable to the General Partner, that:

               (i) The Transfer will not cause the Partnership to be treated as an association taxable as a corporation for Federal income tax purposes;

               (ii) The Transfer will not result in the termination of the Partnership for Federal income tax purposes;

               (iii) The Transfer will not cause the Partnership to be treated as a "publicly traded partnership" within the meaning of Code Section 7704; and,

               (iv) The Transfer will not violate the Securities Act of 1933, as amended, or any other applicable Federal or state securities laws, rules or regulations; and,

          (d) The General Partner shall have been reasonably satisfied that:

               (i) The prospective assignee or Transferee is a U.S. Person;

               (ii) The Transfer will not cause some or all of the Partnership Assets to be "plan assets" or the trading and investment activity of the Partnership to constitute "prohibited transactions" under ERISA or the Code;

               (iii) The Transfer will not cause the Partnership to be an investment company required to be registered under the Investment Company Act of 1940, as amended; and,

               (iv) The Transfer will not violate or cause the Partnership or any other Person in which the Partnership holds an interest to violate any FCC rules, regulations or policies or the Communications Act of 1934, as amended (the "Communications Act").
                   ------------------

Any waivers from the General Partner under this Section 9.4 shall be given or
                                                -----------
denied in the sole discretion of the General Partner. The General Partner shall reflect each Transfer and admission authorized under this Article IX (including
                                                          ----------
the terms and conditions imposed thereon by the General Partner) by preparing an amendment to this Agreement dated as of the date of such Transfer. The form and content of all documentation delivered to the General Partner under this Section
                                                                         -------
9.4 shall be subject to the approval of the General Partner, which approval may
---
be granted or withheld in the General Partner's sole discretion.

     Section 9.5  Consequences of Transfers Generally.
                  -----------------------------------

          (a) In the event of any Transfer or Transfers permitted under this

Article IX, the Transferor and the Interest in the Partnership that is the
----------
subject of such Transfer shall remain subject to this Agreement, and the Transferee shall hold such Interest in the Partnership subject to all unperformed obligations of the Transferor and shall agree in writing to the foregoing if requested by the General Partner. Any successor or Transferee hereunder or any successor general partner shall be subject to and bound by this Agreement as if originally a party to this Agreement.

          (b) Unless a Transferee of a Limited Partner's Interest becomes a Substituted Limited Partner, such Transferee shall have no right to obtain or require any information or account of Partnership transactions, or to inspect the Partnership's books or to vote on Partnership matters. Such a Transfer shall, subject to the last sentence of Section 9.1, merely entitle the
                                       -----------
Transferee to receive the share of distributions, Net Income, Net Loss and items of income, gain, deduction and loss to which the transferring Limited Partner otherwise would have been entitled. Each Limited Partner agrees that such Limited Partner will, upon request of the General Partner, execute such certificates or other documents and perform such acts as the General Partner deems appropriate after a Transfer of that Limited Partner's Interest in the Partnership (whether or not the Transferee becomes a Substituted Limited Partner) to preserve the limited liability of the Limited Partners under the laws of the jurisdictions in which the Partnership is doing business.

          (c) The Transfer of a Limited Partner's Interest in the Partnership and the admission of a Substituted Limited Partner shall not be cause for dissolution of the Partnership.

     Section 9.6  Capital Account.  Any Transferee of a Partner admitted as a
                  ---------------
Partner under this Article IX shall succeed to the portion of the Capital
                   ----------
Account and Affected Items so Transferred to such Transferee.

     Section 9.7  Additional Filings.  Upon the admission of a Substituted
                  ------------------
Limited Partner under Section 9.3, the General Partner shall cause to be
                      -----------
executed, filed and recorded with the appropriate governmental agencies such documents (including amendments to this Agreement) as are required to accomplish such substitution.

     Section 9.8  Removal of General Partner.
                  --------------------------

          (a) Subject to Section 14.5, the General Partner may be removed from
                         ------------
the Partnership only for Cause (as defined below) or as otherwise specifically provided in this Section 9.8. "Cause" means the General Partner, the general
                 -----------   -----
partner in the General Partner or any of the Principals (i) has been convicted of a felony, (ii) has committed fraud against the Partnership or (iii) has acted or omitted to take action on behalf of the Partnership which act or omission constitutes gross negligence or wilful misconduct. Such removal shall be automatically effective upon a final determination by a court of competent jurisdiction that an event or circumstance constituting Cause has occurred or exists; provided, that (A) at any time there are one or more Non-Affiliated
        --------
Limited Partners that are Non-Defaulting Limited Partners and are not Reg Y Institutions, any removal of the General Partner for Cause shall be effected by a vote of the Non-Defaulting Limited Partners whose aggregate Special Voting Percentages exceed 50% of all Non-Defaulting Limited Partners Special Voting Percentages at such time; (B) notwithstanding anything to the contrary in clause
                                                                          ------
(A), at any time the aggregate Voting Percentages of all Non-Affiliated Limited
---
Partners that are Non-Defaulting Limited Partners exceeds 75% of all of the Voting Percentages of all Non-Defaulting Limited Partners, then any removal of the General Partner for Cause shall be effected by a vote of the Non-Defaulting Limited Partners whose aggregate Voting Percentages at such time exceed 50% of all of the Non-Defaulting Limited Partners' Voting Percentages at such time; and
(C) notwithstanding anything in the foregoing clauses (A) and (B), at any time the Partnership owns voting securities of the Holding Company or otherwise obtains an attributable interest in a broadcast station or a cable television system, any determination of whether or not Cause has occurred shall be made by an independent third party appointed by two Persons, one of which shall be selected by the General Partner and one of which shall be selected by (i) at any time there are one or more Non-Affiliated Limited Partners that are Non-Defaulting Limited Partners and are not Reg Y Institutions, a vote of the Non-Defaulting Limited Partners whose aggregate Special Voting Percentages exceed 50% of all Non-Defaulting Limited Partners Special Voting Percentages at such time or (ii) subject to the foregoing clause (i) at any time the aggregate
                                      ----------
Voting Percentages of all Non-Affiliated Limited Partners that are Non-Defaulting Limited Partners exceeds 75% of all of the Voting Percentages of all Non-Defaulting Limited Partners, a vote of the Non-Defaulting Limited Partners whose aggregate Voting Percentages at such time exceed 50% of all of the Non-Defaulting Limited Partners' Voting Percentages at such time. In addition, subject to Section 14.5, the General Partner may be removed at any time during
           ------------
the Commitment Period if none of Ibra Morales,

Blake Byrne or Bob Marbut, or entities controlled directly or indirectly by one or more of them, control, directly or indirectly, the General Partner. Any removal of the General Partner pursuant to this Section 9.8 other than for Cause
                                                -----------
shall be effected by a vote of Two-Thirds-in-Interest of the Non-Defaulting Limited Partners.

          (b) If the General Partner is removed from the Partnership pursuant to this Section 9.8, the General Partner shall have none of the powers of a General
     -----------
Partner and shall be admitted to the Partnership as a Substituted Limited
Partner.


                                   ARTICLE X

              WITHDRAWAL OF PARTNERS; TERMINATION OF PARTNERSHIP;
                     LIQUIDATION AND DISTRIBUTION OF ASSETS

     Section 10.1  Withdrawal of Partners.  Except as otherwise specifically
                   ----------------------
permitted in this Agreement, no Partner shall at any time retire or withdraw from the Partnership. Any Partner retiring or withdrawing in contravention of this Section 10.1 shall indemnify, defend and hold harmless the Partnership and
     ------------
all other Partners from and against any losses, expenses, judgments, fines, settlements or damages suffered or incurred by the Partnership or any other Partner arising out of or resulting from such retirement or withdrawal.

     Section 10.2  Dissolution of Partnership.
                   --------------------------

          (a) The Partnership shall be dissolved, wound up and terminated as provided herein upon the first to occur of the following:

                (i)  The Dissolution Date;

               (ii) The sale or other disposition of all or substantially all of the Partnership's assets including, but without limitation, the distribution of the Foreign Series A Common Stock pursuant to the Liquidation Plan;

               (iii) The removal, withdrawal, resignation, dissolution or bankruptcy of the General Partner ("Event of Withdrawal"); or,
                                         -------------------

               (iv) The occurrence of any event that renders it unlawful to continue the business of the Partnership;

provided, however, that upon the occurrence of an Event of Withdrawal, the
--------  -------
remaining Partners may, by written consent of the Limited Partners whose aggregate Voting Capital Contributions at such time exceed 50% of the aggregate Capital Contributions of all Limited Partners at such time (or such higher percentage as may be required under the Revised Uniform Act at any such time) elect a successor general partner and continue the business of the Partnership prior to application of the liquidation provisions of this Article
                                                                       -------
X, such action to be taken within 90 days after such Event of Withdrawal, and
-
further provided, that no Partner shall take any action that would cause the
------- --------
dissolution at any time of the Partnership (unless the Partnership reconstitutes pursuant to the immediately preceding provision) until all necessary FCC approvals, if any, have been obtained. If the Partnership is continued under this Section 10.2(a), the successor general partner shall have the rights,
     ---------------
powers, and obligations of the General Partner under this Agreement (excluding, however, obligations of the General Partner to the Limited Partners occasioned by the General Partner's removal or wrongful resignation or withdrawal as General Partner), and shall have such interest in the Net Income, Net Loss and items of income, gain, deduction and loss and distributions of the Partnership as shall be agreed upon by the successor general partner and Limited Partners whose aggregate Voting Capital Contributions at such time exceed 50% of the aggregate Capital Contributions of all Limited Partners at such time, upon execution of a written acceptance of this Agreement. Except as otherwise required by law, the Limited Partners shall have no power to dissolve the Partnership without the consent of the General Partner.

          (b) Subject to the exception provided by Section 10.2(a), upon the
                                                   ---------------
dissolution of the Partnership, the General Partner or, if an Event of Withdrawal has occurred with respect to the General Partner, then a liquidating agent appointed by a Majority-in-Interest of the Non-Defaulting Limited Partners (the General Partner or the liquidating agent appointed by the Limited Partners, as the case may be, being referred to as the "Liquidator"), shall wind up the
                                              ----------
affairs of the Partnership and liquidate the Partnership's Assets. The Partners shall continue to share all Net Income, Net Loss and items of income, gain, deduction and loss and distributions during the period of liquidation in accordance with Articles IV and V. The Liquidator shall have unlimited
                -----------     -
discretion to determine the time, manner and terms of any sale(s) of Partnership Asset(s) pursuant to such liquidation, giving due regard to the activity and condition of the relevant market and general financial and economic conditions.

          (c) The Liquidator shall have all of the rights and powers with respect to the assets and liabilities of the Partnership in connection with the liquidation and termination of the Partnership that the General Partner would have with respect to the assets and liabilities of the Partnership during the term of the Partnership, and the Liquidator is hereby empowered to execute any and all documents appropriate to effectuate the liquidation and termination of the Partnership.

          (d) Notwithstanding the foregoing, a Liquidator which is not the General Partner shall not be deemed a Partner in the Partnership and shall not have any of the economic interests in the Partnership of a Partner, and such Liquidator shall be compensated for its services to the Partnership at customary and competitive rates for its services to the Partnership as reasonably determined by the Limited Partners.

     Section 10.3  Distribution in Liquidation.  The Partnership Assets shall be
                   ---------------------------
applied in the following order of priority:

          (a) First, to pay the costs and expenses of the winding up, liquidation and termination of the Partnership;

          (b) Second, to creditors of the Partnership, in the order of priority provided by law, including fees and reimbursements payable to the General Partner or its Affiliates (including, without limitation, any accrued and unpaid amounts payable pursuant to Section 8.12), but not including those liabilities
                            ------------
(other than liabilities to the General Partner for any expenses of the Partnership paid by the General Partner or its Affiliates, to the extent the General Partner is entitled to reimbursement hereunder) to the Limited Partners or to the General Partner in their capacity as Partners;

          (c) Third, to establish reserves reasonably adequate to meet any and all contingent or unforeseen liabilities or obligations of the Partnership, provided that at the expiration of such period of time as the Liquidator may deem advisable, the balance of such reserves remaining after the payment of such contingencies or liabilities shall be distributed as hereinafter provided;

          (d) Fourth, to the Partners for loans, if any, made by them to the Partnership; and,

          (e) Fifth, to the Partners in accordance with the Partners' Capital Account balances. To accomplish this result pursuant to the Liquidation Plan, a Limited Partner shall be distributed the same shares (subject to recognition that such shares have been converted from Foreign Series C Common Stock to Foreign Series A Common Stock) and the same certificate (subject to recognition that such certificate for Foreign Series C Common Stock has been replaced with a certificate for Foreign Series A Common Stock) that it contributed to the Partnership, subject to reduction on a pro rata basis among the Limited Partners for the shares that will be distributed to the General Partner to reflect the General Partner's share of appreciation in Value of such shares after contribution of such shares to the Partnership. In the case of a distribution to the Partners pursuant to the Liquidation Plan where the General Partner is entitled to a distribution pursuant to this Section 10.3(e) to reflect the General Partner's share of appreciation in Value of the shares after contribution of such shares to the Partnership, the Limited Partners shall receive Foreign Series A Common Stock and no other assets.

          If the Liquidator, in its sole discretion, determines that Partnership Assets other than cash are to be distributed, then the Liquidator shall cause the Value of the assets not so liquidated to be determined. Such assets shall be retained or distributed by the Liquidator as follows:

          (i) The Liquidator shall retain assets having an appraised value, net of any liability related thereto, equal to the amount by which the net proceeds of liquidated assets are insufficient to satisfy the requirements of Subparagraphs (a), (b) and (c) of this Section 10.3; and,
        -----------------  ---     ---         ------------

     (ii) The remaining assets shall be distributed to the Partners in the manner specified in Sections 10.3 (d) and (e).
                         -------------------------

If the Liquidator, in its sole discretion, deems it unfeasible or undesirable to distribute to each Partner its allocable share of each asset, the Liquidator may allocate and distribute specific assets to one or more Partners as the Liquidator shall reasonably determine to be fair and equitable, taking into consideration, inter alia, the Value of the assets and the tax consequences of the proposed distribution upon each of the Partners (including both distributees and others if any). Any distributions in kind shall be subject to such conditions relating to the disposition and management thereof as the Liquidator deems reasonable and equitable.

     Section 10.4  Final Reports.  Within a reasonable time following the
                   -------------
completion of the liquidation of the Partnership Assets, the Liquidator shall supply to each of the Partners a statement audited by the Accountants which shall set forth the assets and liabilities of the Partnership as of the date of complete liquidation and each Partner's portion of distributions under Section
                                                                       -------
10.3.
----

     Section 10.5  Rights of Limited Partners.  Each Limited Partner shall look
                   --------------------------
solely to the Partnership Assets for all distributions with respect to the Partnership and such Partner's Capital Contribution (including return thereof), and such Partner's share of profits or losses thereof, and shall have no recourse therefor (upon dissolution or otherwise) against the General Partner or any other Limited Partner. No Partner shall have any right to demand or receive property, other than cash, upon dissolution and termination of the Partnership.

     Section 10.6  Deficit Restoration; General Partner Contribution; General
                   ----------------------------------------------------------
Partner Payment.
---------------

          (a) Notwithstanding any other provision of this Agreement to the contrary but subject to paragraph (b) of this Section 10.6, upon liquidation of
                        -------------         ------------
a Partner's Interest in the Partnership (whether or not in connection with a liquidation of the Partnership), no Partner shall have any liability to restore any deficit in its Capital Account. In addition, no allocation to any Partner of any loss, whether attributable to depreciation or otherwise, shall create any asset of or obligation to the Partnership, even if such allocation reduces any Capital Account of any Partner or creates or increases a deficit in such Capital Account. Also, it is the intent of the Partners that no Partner shall be obligated to pay any such amount to or for the account of the Partnership or any creditor of the Partnership (however, if any court of competent jurisdiction requires any Limited Partner to return to the Partnership or to pay to any creditor any amount previously distributed to the Limited Partner by the Partnership, such obligation shall be the obligation of such Limited Partner and not of the General Partner or of the Partnership and if such court requires the General Partner to return to the Partnership or to pay to any creditor any amount previously distributed to the General Partner by the Partnership, such obligation shall be the obligation of the General Partner and not of the Partnership). The obligations of the Partners to make Capital Contributions under Article III are for the exclusive benefit of the Partnership and not of
      -----------
any creditor of the Partnership; neither is such creditor intended as a third-party beneficiary of this Agreement nor shall any such creditor have any rights hereunder, including, but without limitation, the right to enforce any capital contribution obligations of the Partners.

          (b) Upon the liquidation of the Partnership, the General Partner shall contribute to the Partnership an amount equal to the lesser of (x) the aggregate amount distributed to the General Partner pursuant to Section 5.1(c) and Section
                                                      --------------     -------
5.1(d)(ii) (without taking into account any amounts deemed distributed pursuant
----------
to such Sections pursuant to the third sentence of Section 5.2) and (y) the
                                                   -----------
excess of (A) the aggregate Net Capital Contributions of all Partners to the Partnership plus all Partners' Preferred Return for all prior Fiscal Years and for the portion of the Fiscal Year of the Partnership's liquidation ending with the date of liquidation over (B) all amounts distributed to the Partners pursuant to Article V (other than amounts distributed pursuant to Section 5.1(c)
            ---------                                             --------------
and Section 5.1(d)(ii) or deemed distributed pursuant to such Sections as a
    ------------------
result of the application of the third sentence of Section 5.2).  Any amount
                                                   -----------
contributed to the Partnership pursuant to this paragraph (b) of Section 10.6
                                                -------------    ------------
shall be distributed to the Partners pursuant to Article V.
                                                 ---------

          (c) The Partners recognize that this Partnership was created solely because of certain rules and regulations of the FCC and the Partners intend that the creation of this Partnership not alter the economic arrangement currently described in the ATI Partnership Agreement. Accordingly, notwithstanding any indication in this Agreement to the contrary, the Partners agree that this Agreement shall be interpreted to the maximum extent possible in a manner so that the economic arrangement currently described in the ATI Partnership Agreement is achieved by this Partnership as if the Partners continued to be partners of the ATI Partnership instead of this Partnership. Consistent with such intent, in the event that a Limited Partner receives pursuant to the Liquidation Plan fewer shares of Foreign Series A Common Stock than such Limited Partner would have received pursuant to the Liquidation Plan if such Limited Partner had remained a partner of the ATI Partnership (the "Share Shortfall"), ATIGP will transfer (from the shares of Foreign Series A Common Stock it receives pursuant to the liquidation of the ATI Partnership) to such Limited Partner shares of Foreign Series A Common Stock equal to such share Shortfall.

     Section 10.7  Termination.  The Partnership shall terminate when all
                   -----------
property owned by the Partnership shall have been disposed of and the assets shall have been distributed as provided in Section 10.3. The Liquidator shall
                                           ------------
then execute and cause to be filed a Certificate of Cancellation of the Partnership.

                                 ARTICLE XI

                    ADMISSION OF ADDITIONAL LIMITED PARTNERS

     Section 11.1  Admission of Additional Limited Partners.
                   -----------------------------------------

          (a) No Person may be admitted to the Partnership as an Additional Limited Partner without the consent of the General Partner and a Majority-in-Interest of the Limited Partners.

          (b) No Person may be admitted as an Additional Limited Partner if such admission would cause the Partnership to be treated as an association taxable as a corporation for Federal income tax purposes, cause the Partnership to be treated as a "publicly traded partnership" within the meaning of Code Section 7704, violate or cause the Partnership to violate any applicable Federal or state law, rule or regulation including, without limitation, the Securities Act of 1933, as amended, or any other applicable Federal or state securities laws, rules or regulations, cause the Partnership to be an investment company required to be registered under the Investment Company Act of 1940, as amended, or cause some or all of the Partnership Assets to be "plan assets" or the trading and investment activity of the Partnership to constitute "prohibited transactions" under ERISA and the Code.

          (c)  [Intentionally deleted]

          (d) Each Additional Limited Partner shall automatically be bound by all of the terms and conditions of this Agreement applicable to a Limited Partner. Each Additional Limited Partner shall execute such documentation as requested by the General Partner pursuant to which such Additional Limited Partner agrees to be bound by the terms and provisions of this Agreement.

          (e) The General Partner shall reflect each admission authorized under this Article XI by preparing an amendment to this Agreement, dated as of the
     ----------
date of such admission, including, without limitation, an amendment to Schedule
                                                                       --------
A attached hereto, to reflect such admission.
-


                                  ARTICLE XII

                               NOTICES AND VOTING

     Section 12.1  Notices.  All notices, demands, consents or requests required
                   -------
or permitted under this Agreement must be in writing and shall be made by hand delivery, certified mail, overnight courier service or telecopier (i) if to a Partner other than the General Partner, to the address or telecopy number set forth opposite such Partner's name on Schedule A attached hereto
                                      ----------
and (ii) if to the General Partner or the Partnership, to the address or telecopy number set forth in Section 1.5; but, any party may designate a
                             -----------
different address or telecopy number by a notice similarly given to the Partnership. Any such notice or communication shall be deemed given (i) when delivered by hand, if delivered on a Business Day, or the next Business Day after delivery by hand, if delivered by hand on a day that is not a Business Day; (ii) four Business Days after being deposited in the United States mail, postage prepaid, return receipt requested, if mailed; (iii) on the next Business Day after being deposited for next day delivery with Federal Express or a similar overnight courier; (iv) when receipt is acknowledged, if telecopied on a Business Day; and, (v) the next Business Day following the day on which receipt is acknowledged if telecopied on a day that is not a Business Day.

     Section 12.2  Voting.  Any action requiring the affirmative vote of Limited
                   ------
Partners under this Agreement, unless otherwise specified herein, may be taken by vote at a meeting or, in lieu thereof, by consent of Limited Partners delivered to the General Partner with the required percentage in Interest in the Partnership, following notice to all the Limited Partners.


                                  ARTICLE XIII

                       AMENDMENT OF PARTNERSHIP AGREEMENT
                             AND POWER OF ATTORNEY

     Section 13.1  Amendments.   Amendments to this Agreement which do not
                   ----------
adversely affect the right of any Limited Partner in any material respect may be made by the General Partner without the consent of any Limited Partner through use of the Power of Attorney, if those amendments are for the purpose of admitting Additional Limited Partners or Substituted Limited Partners as permitted by this Agreement, including, without limitation, amendments to

Schedule A hereto to reflect the admission of such Additional and Substituted
----------
Limited Partners and to reflect changes in the Capital Contributions of the Partners. Amendments to this Agreement other than those described in the foregoing sentence may be made only if embodied in an instrument signed by the General Partner and a Majority-in-Interest of the Limited Partners; provided,
                                                                    --------
however, that, unless otherwise specifically contemplated by this Agreement, no
-------
amendment to this Agreement shall (i) without the prior consent of Limited Partners whose aggregate Voting Capital Contributions equal at least 50% of the aggregate Capital Contributions of all Limited Partners, amend the proviso in
Section 10.2(a), (ii) without the prior consent of all Partners, change or alter
---------------
this Section 13.1 or any provision requiring unanimous consent of Partners,
     ------------
(iii) without the prior written consent of Two-Thirds-in-Interest of the Non-Defaulting Limited Partners, change or alter the objectives or purposes for which the Partnership is organized as provided in Section 1.3 or (iv) without
                                                  -----------
the prior consent of each of the Partners adversely affected thereby, increase the liability of any Limited Partner, decrease any Limited Partner's interest in Net Income or items of income or gain and distributions or increase any Limited Partner's interest in Net Loss or items of deduction or loss. The General Partner shall send to each Limited Partner a copy of any amendment to this Agreement.

     Section 13.2  Amendment of Certificate.  In the event this Agreement shall
                   ------------------------
be amended under Article XIII, the General Partner shall amend the Certificate
                 ------------
to reflect such change if it deems such amendment of the Certificate to be necessary or appropriate.

     Section 13.3  Power of Attorney.  Each Limited Partner hereby irrevocably
                   -----------------
constitutes and appoints the General Partner as its true and lawful attorney-in-fact, with full power of substitution, in its name, place and stead to make, execute, sign, acknowledge (including swearing to), verify, deliver, record and file, on its behalf, the following: (i) any amendment to this Agreement which complies with the provisions of this Agreement and (ii) the Certificate and any amendment thereof required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Partnership or in the Capital Contributions of the Partners. This power-of-
                                                              -------------
attorney is a special power-of-attorney and is coupled with an interest in favor
---------------------------------------
of the General Partner and as such (i) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Partnership or the General Partner shall have had notice thereof; (ii) may be exercised for a Partner by a facsimile signature of the General Partner or, after listing all of the Limited Partners, including such Partner, by a single signature of the General Partner acting as attorney-in-fact for all of them; and, (iii) shall survive the delivery of an assignment by a Limited Partner of the whole or any portion of its Interest in the Partnership, except that where the assignee thereof has been approved by the General Partner for admission to the Partnership as a Substituted Limited Partner, this power-of-attorney given by the assignor shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge, and file any instrument necessary to effect such substitution.


                                  ARTICLE XIV

                                 FCC PROVISIONS

     Section 14.1  Foreign Ownership.  The General Partner may from time to time
                   -----------------
require a written certification or other information from any Limited Partner regarding the ownership of such Limited Partner. If in the opinion of the General Partner based upon the written advice of FCC counsel to the Partnership, the Partnership's right under the Communications Act to own, operate, hold or acquire a direct or indirect interest in broadcast stations owned or proposed to be acquired is jeopardized in any material respect (a "Jeopardization of Foreign
                                                       -------------------------
Ownership") by the citizenship of any Partner(s) (or the owners thereof) (a
---------
"Foreign Limited Partner"), the General Partner shall be entitled to take such
------------------------
action as it, in its sole and absolute discretion, deems necessary to protect the Partnership's interests including, without limitation, the right to remove such Limited Partner(s) from the Partnership and, subject to Sections 5.4, 5.5
                                                             ------------  ---
and 5.6, require the withdrawal of all or a portion of such Limited Partner's
    ---
Capital Account balance. Notwithstanding anything to the contrary in this Agreement,

          (a) if any Jeopardization of Foreign Ownership results from a misrepresentation made by a Limited Partner with regard to the extent of foreign ownership of such Limited Partner, the General Partner may distribute to such Limited Partner, in connection with the required withdrawal of all or a portion of such Limited Partner's Capital Account balance a non-interest bearing promissory note of the Partnership payable not later than ten years after the removal of such Limited Partner in an amount equal to the portion of such Limited Partner's Capital Account that is being withdrawn; and

          (b) if any Jeopardization of Foreign Ownership results from any event other than as described in clause (a) of this Section 14.1, and the General
                           ----------         ------------
Partner determines, in its sole discretion, to require the withdrawal of all or any portion of the Interest of any Foreign Limited Partner in the Partnership, the General Partner, (i) to the extent consistent with FCC rules or regulations, shall distribute to such Foreign Limited Partner in connection with such withdrawal a pro rata share (based on the Interest withdrawn) of all securities held by the Partnership at the time of such withdrawal and (ii) to the extent that such a distribution of securities is not consistent with FCC rules or regulations, shall distribute to such Foreign Limited Partner in connection with such withdrawal cash in an amount equal to the amount that would be distributed to the Foreign Limited Partner with respect to the portion of the Foreign Limited Partner's Interest in the Partnership withdrawn from the Partnership for cash if the Partnership sold all of its assets for their fair market value (as reasonably determined by the General Partner), allocated the resulting Net Income and Net Loss in accordance with Article IV and liquidated the
                                       ----------
Partnership; provided, however, that if any such Jeopardization of Foreign
             --------  -------
Ownership may, in the sole judgment of the General Partner, be remedied by reducing the level of foreign ownership of the Partnership (as determined by FCC rules and regulations), any action taken by the General Partner to reduce the level of foreign ownership of the Partnership (as determined by FCC rules and regulations), including without limitation the required withdrawal of a portion of the Interest in the Partnership of all Foreign Limited Partners, in order to comply with applicable law or regulation, shall be done on a pro rata basis among the Limited Partners in proportion to the amount of foreign ownership attributed to the Partnership as a result of each of their holdings in the Partnership. Each Limited Partner that receives securities in connection with any withdrawal required pursuant to this paragraph (b) shall, promptly following
                                         -------------
the effective date of such withdrawal, enter into an agreement with the General Partner pursuant to which the General Partner shall (x) have responsibility for managing, on behalf of such Limited Partner, such securities on terms and conditions similar to those contained herein, including without limitation, the terms contained herein relating to management and incentive fees payable to the General Partner and (y) agree to deal with such securities in a manner substantially similar to the manner in which common stock held by the Partnership is dealt with.

     Section 14.2  Transfer of Partnership Interest.  Notwithstanding any
                   --------------------------------
provision of this Agreement to the contrary, no Partner shall Transfer all or any portion of its Interest in the Partnership without first consulting with FCC counsel to the Partnership to determine whether (i) FCC prior consent is required or (ii) the proposed transfer would be contrary to any FCC rule, regulation or policy. Where FCC counsel advises that prior FCC consent is required, the Transfer shall not occur until after such consent has been received. Where FCC counsel advises that a Transfer would violate any FCC rule, regulation or policy, the Transfer shall not occur without a waiver of such rule, regulation or policy by the FCC.

     Section 14.3  FCC Certifications.  To the extent the Partnership is
                   ------------------
required, pursuant to any agreement to which it is a party, to provide any certification and other information relating to FCC matters, the Limited Partners and the General Partner shall provide the Partnership with an appropriate certification and such other information which will enable the Partnership to provide the certification and such other information that is required under its agreement. Any certification and such other information provided by the Partners pursuant to this Section 14.3 shall be given to the
                                          ------------
Partnership no later than 10 days prior to the time the Partnership is required to give its certification. The Partnership will use its best efforts to provide the Partners with notification as to any certification required under this

Section 14.3 at least 15 days prior to the time the Partnership is required to
------------
give its certification.

     Section 14.4  Media Ownership.  Notwithstanding any provision of this
                   ---------------
Agreement to the contrary, no Partner (or the owners thereof) shall acquire an ownership interest or hold an official position (i.e. as an officer or director) in connection with any other television station, radio station, cable television system or daily newspaper that is inconsistent with the FCC's ownership rules and policies. If in the opinion of the General Partner based upon the written advice of FCC counsel to the Partnership, the Partnership's right under the FCC's rules and policies to own, operate, hold or acquire an interest in any broadcast station owned or proposed to be owned is jeopardized in any material respect (a "Jeopardization of Media Ownership") by the interest of any Limited
            ---------------------------------
Partner(s) (or the owners thereof) (a "Media Limited Partner") in other
                                       ---------------------
broadcast, cable or publishing media, the General Partner shall be entitled to take such action as it, in its sole and absolute discretion, deems necessary to protect the Partnership's interests, including, without limitation, the right to remove such Limited Partner(s) from the Partnership and, subject to Sections
                                                                    --------
5.4, 5.5 and 5.6, require the withdrawal of all or a portion of such Limited
     ---     ---
Capital Account balance. Notwithstanding anything to the contrary in this Agreement,

          (a) if any Jeopardization of Media Ownership results from a knowing misrepresentation, after due inquiry, made by a Limited Partner with regard to the extent of the interest of such Limited Partner in other broadcast, cable or publishing media, the General Partner may distribute to such Limited Partner, in connection with the required withdrawal of all or a portion of such Limited Partner's Capital Account balance a non-interest bearing promissory note of the Partnership payable not later than ten years after the removal of such Limited Partner in an amount equal to the portion of such Limited Partner's Capital Account that is being withdrawn; and

          (b) if any Jeopardization of Media Ownership results from any event other than as described in clause (a) of this Section 14.4, and the General
                           ----------         ------------
Partner determines, in its sole discretion, to require the withdrawal of all or any portion of the Interest of any Media Limited Partner in the Partnership, the General Partner, (i) to the extent consistent with FCC rules or regulations, shall distribute to such Media Limited Partner in connection with such withdrawal a pro rata share (based on the Interest withdrawn) of all securities held by the Partnership at the time of such withdrawal and (ii) to the extent that such a distribution of securities is not consistent with FCC rules or regulations, shall distribute to such Media Limited Partner in connection with such withdrawal cash in an amount equal to the amount that would be distributed to the Media Limited Partner with respect to the portion of the Media Limited Partner's Interest in the Partnership withdrawn from the Partnership for cash if the Partnership sold all of its assets for their fair market value (as reasonably determined by the General Partner), allocated the resulting Net Income and Net Loss in accordance with Article IV and liquidated
                                                     ----------
the Partnership. Each Limited Partner that receives securities in connection with any withdrawal required pursuant to this paragraph (b) shall, promptly
                                              -------------
following the effective date of such withdrawal, enter into an agreement with the General Partner pursuant to which the General Partner shall (x) have responsibility for managing, on behalf of such Limited Partner, such securities on terms and conditions similar to those contained herein, including without limitation, the terms contained herein relating to management and incentive fees payable to the General Partner and (y) agree to deal with such securities in a manner substantially similar to the manner in which common stock held by the Partnership is dealt with.

     Section 14.5  Other Restrictions and Powers.  At such time as the
                   -----------------------------
Partnership may own five percent or more of the voting securities in the Holding Company or otherwise obtains an attributable interest in a broadcast station or a cable television system, notwithstanding any other provision of this Agreement to the contrary, the Limited Partners shall not:

          (a) Act as employees of the Partnership if their functions, directly or indirectly, relate to the media enterprises of the Partnership or any entity in which the Partnership directly or indirectly owns an interest;

          (b) Serve, in any material capacity, as independent contractors or agents with respect to the media enterprises of the Partnership or any entity in which the Partnership directly or indirectly owns an interest;

          (c) Communicate with the General Partner, or any FCC licensee in which the Partnership, directly or indirectly, has an interest, on the matters pertaining to the day-to-day operations of such licensee's business;

          (d) Vote on the removal of a General Partner, except (to the extent otherwise provided herein) in situations where the General Partner is subject to bankruptcy proceedings, as described in Sections 17-402(4) and 17-402(5) of the Revised Uniform Act, is adjudicated incompetent by a court of competent jurisdiction, or is removed for Cause, as determined by an independent party;

          (e) Perform any services for the Partnership or any entity in which the Partnership directly or indirectly owns an interest materially relating to its media activities, with the exception of making loans to, or acting as a surety for, the business; or,

          (f) Become actively involved in the management or operation of the media businesses of the Partnership or any entity in which the Partnership directly or indirectly owns an interest;

provided, however, that the foregoing shall not be deemed to preclude any
--------  -------
Limited Partner from engaging in such activities as the FCC may allow consistent with retention of "insulated" limited partnership status under FCC rules, regulations and policies.


                                   ARTICLE XV

                                 MISCELLANEOUS

     Section 15.1.  Computations.   For the purposes of computing Management
                    ------------
Fees, Preferred Returns and Section 11.1, all amounts shall be computed on the
                            ------------
basis of a year of 360 days comprised of twelve 30 day months and four 90 day quarters.

     Section 15.2.  Entire Agreement.  This Agreement constitutes the entire
                    ----------------
agreement among the parties with respect to the subject matter hereof. It supersedes any prior agreement or understandings among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as set forth herein.

     SECTION 15.3.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS OF THE PARTIES
                    -------------
HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE REVISED UNIFORM ACT AND SUCH OTHER SUBSTANTIVE LAWS OF THE STATE OF DELAWARE AS MAY BE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF DELAWARE, WITHOUT REGARD TO CHOICE OF LAW PROVISIONS.

     Section 15.4.  Effect.  Except as otherwise specified herein, this
                    ------
Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, successors and permitted assigns.

     Section 15.5.  Pronouns and Number.  Wherever from the context it appears
                    -------------------
appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter shall include the masculine, feminine and neuter.

     Section 15.6.  Captions.  Captions contained in this Agreement are inserted
                    --------
only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

     Section 15.7.  Partial Enforceability.  If any provision of this Agreement,
                    ----------------------
or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     Section 15.8.  Counterparts.  This Agreement may contain more than one
                    ------------
counterpart of the signature page, and this Agreement may be executed by the affixing of the signatures of each of the Partners to one of such counterpart signature pages. All of such counterpart signatures pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     Section 15.9.  Certain Indemnification.  The General Partner shall
                    -----------------------
indemnify the Partnership for any loss which may be incurred by the Partnership as a result of any act or failure to act by the General Partner to the extent that such loss is finally determined by a court of competent jurisdiction to have resulted solely from the General Partner's fraud, bad faith, wilful misconduct or gross negligence. In addition, each assigning Limited Partner, Substituted Limited Partner and each assignee of any Interest in the Partnership (or portion thereof) shall indemnify and hold harmless the Partnership, the General Partner, each Affiliate of the General Partner and every other Limited Partner who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of or arising from any actual or alleged misrepresentation, misstatement of facts or omission to state facts made (or omitted to be made) by such indemnifying party in connection with any Transfer or admission of a new Partner of all or any part of any Interest in the Partnership, against all losses, liabilities or expenses for which the Partnership or such other Person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the indemnified party in connection with such action, suit or proceeding; provided, however, that the foregoing indemnification shall
                    --------  -------
not be valid as to any Partner who supplied the information which gave rise to any actual material misrepresentation, misstatement of facts or omission to state facts.

     Section 15.10.  Waiver of Partition.  The Partners hereby agree that the
                     -------------------
Partnership Assets are not and will not be suitable for partition. Accordingly, each of the Partners hereby irrevocably waives any and all rights (if any) that such Partner may have to maintain any action for partition of any of such assets.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of June ___, 1997.

                    GENERAL PARTNER:

                    ATI GENERAL PARTNER, L.P.,
                    a Delaware limited partnership

                    By:  ARGYLE TELEVISION PARTNERS, L.P.,
                         the sole general partner

                         By:  ARGYLE COMMUNICATIONS, INC.,
                              the sole general partner


                              By: /s/
                                  -----------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                       ------------------------------